As filed with the Securities and Exchange Commission on February 25, 2003.

File Nos. 333-88312; 811-09861

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

Registration Statement Under The Securities Act of 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

and/or

Registration Statement Under The Investment Company Act of 1940	☒

Amendment No. 1	☒
(check appropriate box or boxes)

GE Capital Life Separate Account III

(Exact Name of Registrant)

GE Capital Life Assurance Company of New York

(Exact Name of Depositor)

200 Old Country Road, Suite 240, Mineola, New York 11501

                    (Address of Depositor’s Principal Executive Office, Zip Code)

(804) 281-6910

(Depositor’s Telephone Number, including Area Code)

Heather C. Harker, Esq.

Vice President

GE Capital Life Assurance Company of New York

6610 W. Broad Street

Richmond, Virginia 23230

(Name and complete address of Agent for Service)

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐    immediately upon filing pursuant to paragraph (b)

☐    on (date) pursuant to paragraph (b)

☒    60 days after filing pursuant to paragraph (a)(1)

☐    on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus For

The Flexible Premium Single Life and

Joint and Last Survivor Variable Life Insurance Policy

Single Life Policy

Form NY1260 7/01

Joint and Last Survivor Life Policy

Form NY1261 7/01

Issued by:

GE Capital Life Assurance Company of New York

GE Capital Life Separate Account III

200 Old Country Road, Suite 240

Mineola, New York 11501

Variable Life Service Center:

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-313-5282

This prospectus contains information about the Policy that you should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

This prospectus describes a flexible premium variable life insurance policy (the “Policy”) offered by GE Capital Life Assurance Company of New York (“we,” “us,” “our,” or the “Company”). The purpose of this Policy is to provide life insurance protection for the beneficiary(ies) named on the Policy. We offer the Policy on either a single life or joint and last survivor basis. If you purchase the Policy on a single life basis, we will pay a Death Benefit upon the death of the Insured. If you purchase the Policy on a joint and last survivor basis, we will pay a Death Benefit upon the death of the last surviving Insured.

Your Account Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your assets in the Subaccounts of GE Capital Life Separate Account III (the “Separate Account”) that you select. Each Subaccount invests in shares of a Portfolio. You bear the investment risk of investing in the Subaccounts. If you choose our fixed option, your assets will earn interest monthly at an annual effective rate of at least 4%. We take the investment risk for assets allocated to the Guarantee Account.

Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the Subaccounts you select and interest credited on assets in the Guarantee Account. Investors assume certain risks when investing in the Policy, including the risk of losing money. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

We guarantee the Death Benefit for as long as the Policy is in force. The Surrender Value is not guaranteed. The Policy will lapse if the Surrender Value is insufficient to cover policy charges. We guarantee to keep the Policy in force as long as minimum premium requirements are met.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with this Policy might not be to your advantage.

Neither the U.S. Government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

The date of this prospectus is May 1, 2003.

Summary of Policy Benefits

Summary of Policy Risks

Fee Tables

The Company

The Separate Account

The Portfolios

The Guarantee Account

Charges and Deductions

The Policy

Premiums

How Your Account Value Varies

Transfers

Death Benefits

Surrenders and Partial Surrenders

Loans

Termination

Requesting Payments

Tax Considerations

Other Policy Information

Financial Statements

Definitions

Summary of Policy Benefits

DEFINED TERMS	See the “Definitions” provision in the back of this prospectus for defined terms.

DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we will pay a Death Benefit to your Beneficiary(ies) when the Insured dies (or the last surviving Insured dies if you purchased a joint and last survivor Policy). See the “Death Benefits” provision of this prospectus.

CHOICE OF DEATH BENEFIT OPTIONS	You can choose from among three Death Benefit options:
•	Option A is the Specified Amount plus Account Value;

•	Option B is the Specified Amount; or

•	Option C is:

•	the greater of Specified Amount; or

•	the Specified Amount; plus

•	the sum of all premiums paid before Attained Age 75 of the Insured under a single life Policy or the younger Insured under a joint and last survivor Policy (for 1035 exchanges, the premiums paid under the old policy minus any partial surrender of premiums and charges for supplemental non-qualified benefits as defined in the Code); minus

•	the charges for supplemental benefits, other than those specified in Section 7702(f)(5)(A) of the Code; minus

•	all partial surrenders.

COVERAGE FLEXIBILITY	Within certain limits, you can:
•	change the Death Benefit option;

•	increase or decrease the Specified Amount;

•	change your Beneficiary(ies); and

•	change the Owner of the Policy.

See the “Death Benefits, Changing The Specified Amount” and “The Policy, Changing the Owner or Beneficiary(ies)” provisions of this prospectus.

CHOICE OF DEATH BENEFIT PAYMENT OPTIONS

Your Beneficiary(ies) may choose to take Death Benefit Proceeds as a lump sum or select from a variety of payment options which pay the Death Benefit Proceeds over time. See the “Death Benefits, Changing The Death Benefit Option” provision of this prospectus.

NO LAPSE FEATURE

During the Continuation Period, the Policy will remain in force regardless of the sufficiency of Surrender Value so long as Net Total Premium is at least equal to the Continuation Amount. See the “Termination, Premium to Prevent Termination” provision of this prospectus.

CASH BENEFITS	You can access the cash value of your Policy by taking a Policy loan, taking a partial surrender or a full surrender:

LOANS

You may take a Policy loan for up to 90% of the difference between your Account Value and any surrender charges, minus any Policy Debt. Taking a Policy loan may have adverse tax consequences. See the “Loans” provision of this prospectus.

PARTIAL SURRENDER

You may take partial surrenders from your Policy. The minimum partial surrender amount is $200. If you select Death Benefit Option B, you may only take a partial surrender after the first Policy year. See the “Surrenders and Partial Surrenders” provision of this prospectus.

FULL SURRENDER

You can surrender your Policy at any time for its Surrender Value (Account Value minus Policy Debt minus any applicable surrender charge). You can choose to take the Surrender Value in a lump sum or over time by electing one of several payment options. See the “Surrenders and Partial Surrenders” provision of this prospectus.

PREMIUM FLEXIBILITY	You select a premium payment plan. You are not required to pay premiums according to the plan, but may vary frequency and amount, within limits, and can skip planned premiums.

You may make unscheduled premium payments, provided such premium payments do not exceed the Code’s limitations for life insurance. See the “Premiums” provision of this prospectus.

INVESTMENT OPTIONS

You can allocate your Net Premiums in the Guarantee Account and among up to 10 of the Subaccounts of the Separate Account at any given time. Each Subaccount invests in shares of a designated Portfolio. See the “Separate Account” and the “Portfolios” provisions of this prospectus. Assets in the Guarantee Account will earn interest monthly at an annual effective rate of at least 4%. See the “Guarantee Account” provision of this prospectus.

TRANSFERS

You can transfer assets among the Subaccounts and the Guarantee Account, within certain limits. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing. See the “Transfers” provision of this prospectus.

TAX BENEFITS

You are generally not taxed on the Policy’s earnings until you withdraw Account Value from your Policy. This is known as tax deferral. And, your Beneficiary(ies) generally receives Death Benefit Proceeds tax-free. See the “Tax Considerations” provision of this prospectus.

ASSIGNABILITY	You may assign the Policy as collateral for a loan or other obligation. See the “Other Policy Information, Using the Policy as Collateral” provision of this prospectus.

RIGHT TO RETURN THE POLICY	You have a limited period of time after the Policy is issued during which you can cancel the Policy and receive a refund. See the “Policy, Canceling A Policy” provision of this prospectus.

ADDITIONAL BENEFITS	There are additional benefits that you can add to your Policy by way of riders. See the “Fee Tables” and “Other Policy Information, Supplemental Benefits” provisions of this prospectus.

SUMMARY OF POLICY RISKS

SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as an investment vehicle for short-term savings. You should not purchase a Policy if you will need the premium payment in a short period of time. If you do not plan on keeping this Policy for at least 10 years, you will incur a surrender charge upon surrender of the Policy. See the “Fee Table” and “Surrender Charge” provisions of this prospectus.

INVESTMENT RISK

Your Account Value is subject to the risk that investment performance will be unfavorable and that your Account Value will decrease. If investment results are sufficiently unfavorable and/or you stop making premium payments at or above the minimum requirements, the Surrender Value of your Policy may fall to zero, because we continue to deduct charges from your Account Value. In that case, the Policy will terminate without value and insurance coverage will cease, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. However, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deductions, so long as the Net Total Premium is at least equal to the Continuation Amount. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon your Account Value, through partial surrenders and Policy loans. See the “Loans” and the “Termination” provisions of this prospectus.

ADDITIONAL RISKS

The types of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of the Portfolio underlying each Subaccount may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

RISK OF TERMINATION

If the Surrender Value of your Policy is too low to pay the Monthly Deduction when due (and, during the Continuation Period, the Net Total Premium is less than the Continuation Amount), the Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could lapse. In that case, you will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will cease, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions. See the “Termination” provision of this prospectus.

TAX RISKS

We intend for the Policy to satisfy the definition of a “life insurance contract” under Section 7702 of the Code. In general, earnings under the Policy will not be taxed until a distribution is made from the Policy. In addition, any Death Benefit generally will be excludable from income. In the case of a Policy that is considered a “modified endowment contract,” special rules apply and a 10% penalty tax may be imposed on distributions, including loans.

Existing tax laws that benefit this Policy may change at any time. You should consult a qualified tax advisor in all tax matters involving your Policy. See the “Tax Considerations” provision of this prospectus.

LIMITS ON PARTIAL SURRENDERS	The Policy permits you to take partial surrenders. However, if you select Death Benefit Option B, you may only take partial surrenders after the first Policy year.

The minimum partial surrender amount is $200. We reserve the right to assess a processing fee for each partial surrender although we do not currently do so.

Partial surrenders will reduce your Account Value and Death Benefit Proceeds. Federal income taxes and a penalty tax may apply to partial surrenders. See the “Surrenders and Partial Surrenders” provision of this prospectus.

EFFECTS OF POLICY LOANS

A Policy loan, whether or not repaid, will affect your Account Value over time because we subtract the amount of the loan from the Investment Options as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts, the effect could be favorable or unfavorable.

Because we subtract the amount of the loan from the Investment Options, a Policy loan reduces the amount available for transfers among the Subaccounts and the Guarantee Account.

A Policy loan also reduces the Death Benefit payable. A Policy loan could make it more likely that a Policy would terminate. There is a risk that the Policy will lapse resulting in adverse tax consequences if the loan reduces your Surrender Value to an amount insufficient to cover Policy charges and investment experience is unfavorable. In such circumstances you must submit a sufficient payment during the grace period to avoid the Policy’s termination without value and the end of insurance coverage. See the “Loans” provision of this prospectus.

LIMITS ON TRANSFERS

You may not make any transfers during the first 15 days proceeding the Policy Date. After the first 15 days proceeding the Policy Date, you may transfer all or a portion of your assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day subject to certain restrictions. You may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts and from the Subaccounts to the Guarantee Account.

You may submit 12 Subaccount transfers each calendar year by U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed a letter will be sent to you notifying you that you may submit additional transfers only in writing by U.S. Mail. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program. See the “Transfers” provision of this prospectus.

Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $20 per transfer after the 12th in a calendar year. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

COMPARISON WITH OTHER INSURANCE POLICIES	The Policy is similar in many ways to universal life insurance. As with universal life insurance:
•	the Owner pays premiums for insurance coverage on the Insured(s);

•	the Policy provides for the accumulation of Surrender Value that is payable if the Owner surrenders the Policy during the lifetime of the Insured under a single life Policy and the last Insured under a joint and last survivor Policy; and

•	the Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs from universal life insurance in that it permits you to place your premium in the Subaccounts. The amount and duration of life insurance protection and the value of the Policy will vary with the investment performance of the Subaccounts you select. You bear the investment risk with respect to the amounts allocated to the Subaccounts.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

TRANSACTION FEES	The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between Investment Options.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Premium Charge	Each time you make a premium payment	5% of each premium	7.5% of each premium

Surrender Charge[1]	When you surrender the policy during (i) the first 10 Policy years or (ii) the 10 Policy years after an increase in Specified Amount[2]

When you decrease the Specified Amount at a time when a charge would apply upon surrender

Minimum Charge		$3.48 Per $1,000 of Specified Amount	$3.48 Per $1,000 of Specified Amount
Maximum Charge		$32.00 Per $1,000 of Specified Amount	$32.00 Per $1,000 of Specified Amount
Charge for a 45 year old male in the Preferred Non Nicotine Risk Class		$13.06 Per $1,000 of Specified Amount	$13.06 Per $1,000 of Specified Amount

Partial Surrender Processing Fee	When you withdraw a portion of the Policy’s Account Value		The lesser of $25 or 2% of the amount surrendered

Loan Interest Rate Charge	When a loan is taken and monthly thereafter until the loan is repaid in full	4.40% in Policy years 1-5; 4.0% in Policy years 6 and greater	4.40% in Policy years 1-10; 4.40% in Policy years 11 and greater

Illustration Preparation Fee	When you request a personalized illustration	$0.00	$25 per illustration prepared

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Transfer Fee	When you make a transfer after the 12th transfer in a calendar year	$0.00	$20 for each transfer

[1]	The rates vary by the Insured’s gender and issue Age and by the year of coverage. The rate remains level for the first five Policy years, then decreases to zero over the next five. The rates shown may not be representative of the charge that a particular Owner may pay. If you would like information on the surrender charge rates for your particular situation, please call us at (800) 313-5282 or your financial representative.

[2]	The amount of each increase in Specified Amount will be subject to its own separate surrender charge schedule.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES	The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Cost of Insurance[1]	On the Policy Date and monthly thereafter on the Monthly Anniversary Date until the Insured reaches Attained Age 100
Minimum Charge		$0.04 per $1,000 of Specified Amount	$0.06 per $1,000 of Specified Amount
Maximum Charge		$67.13 per $1,000 of Specified Amount	$83.33 per $1,000 of Specified Amount
Charge during 1st Policy year for a 45 year old male in the Preferred Non Nicotine Risk Class		$0.07 per $1,000 of Specified Amount	$0.28 per $1,000 of Specified Amount

Expense Charge[2] Base Specified Amount	On the Policy Date and monthly thereafter on the Monthly Anniversary Date for the first 10 Policy years and the first 10 Policy years after an increase in Specified Amount
Minimum Charge		$0.11 per $1,000 of Base Specified Amount	$0.11 per $1,000 of Base Specified Amount

Maximum Charge		$0.33 per $1,000 of Base Specified Amount	$0.33 per $1,000 of Base Specified Amount
Charge for a 45 year old male in the Preferred Non Nicotine Risk Class		$0.28 per $1,000 of Specified Amount	$0.28 per $1,000 of Specified Amount

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Expense Charge[2] Modified Base Specified Amount	On the Policy Date and monthly thereafter on the Monthly Anniversary Date until the Insured reaches Age 100
Minimum Charge		$0.00	$0.00
Maximum Charge		$0.33 per $1,000 of Modified Base Specified Amount	$0.33 per $1,000 of Modified Base Specified Amount
Charge for a 45 year old male in the Preferred Non Nicotine Risk Class		$0.00 per $1,000 of Specified Amount	$0.28 per $1,000 of Specified Amount

Policy Charge	On the Policy Date and monthly thereafter on the Monthly Anniversary Date	$5.00	$8.00

Mortality and Expense Risk Fees: Single Life Policies	On the Policy Date and monthly thereafter on the Monthly Anniversary Date	Annual rates Based on the Value of the unloaned assets in the Subaccounts as follows:	Annual rates Based on the Value of the unloaned assets in the Subaccounts as follows:
		0.50% for $0-$100,000 in the Subaccounts	0.50% for $0-100,000 in the Subaccounts
		0.10% for first 20 years for assets greater than $100,000 in the Subaccounts	0.10% for first 20 years for assets greater than $100,000 in the Subaccounts

Mortality and Expense Risk Fees: Joint and Last Survivor Policies	On the Policy Date and monthly thereafter on the Monthly Anniversary Date	Annual rates based on the Value of the unloaned assets in the Subaccounts as follows:	Annual rates based on the Value of the unloaned assets in the Subaccounts as follows:
		0.50% for $0-$200,000 in the Subaccounts	0.50% for $0-$200,000 in the Subaccounts
		0.10% for first 20 years for assets greater than $200,000 in the Subaccounts	0.10% for first 20 years for assets greater than $200,000 in the Subaccounts

[1]	The rates vary by the Insured’s gender, issue Age, risk class, and by the year of coverage. Rates may be increased for Policies issued in an increased risk class. The rates shown may not be representative of the charge that a particular Owner may pay. We will not impose this charge once the Insured, under a single life Policy, or the younger Insured, under a joint and last survivor Policy, reaches Attained Age 100. If you would like information on the cost of insurance charge rates for your particular situation, please call us at (800) 313-5282 or your financial representative.
[2]	The rates vary by the Insured’s gender, issue Age, and risk class. The rates shown may not be representative of the charge that a particular Owner may pay. If you would like information on the expense charge rates for your particular situation, please call us at (800) 313-5282 or your financial representative.

PERIODIC CHARGES FOR OPTIONAL RIDERS	The next table describes the charges that you will pay periodically for optional riders that are available to the Policy.
Charges for Riders Available to Single Life Policies Only	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted

Accidental Death Benefit Rider Charge	Monthly	Minimum of $0.081 per $1,000 of coverage	$0.19 per $1,000 of coverage

Waiver of Monthly Deduction Rider Charge[1]	Monthly	A percentage of the total “cost of insurance charges” (including those imposed on riders)	38.24% of the total “cost of insurance charges” (including those imposed on riders)
Minimum of 3.83%

Four Year Term Rider Charge[2]	Monthly	Per $1,000 of Coverage	Per $1,000 of Coverage

Minimum Charge		$0.04 per $1,000 of Specified Amount	$0.06 per $1,000 of Specified Amount

Maximum Charge		$48.44 per $1,000 of Specified Amount	$83.33 per $1,000 of Specified Amount

Charge during 1st Policy year for a 45 year old male and 40 year old female, both in the Preferred Non Nicotine Risk Class		$0.07 male $0.04 female	$0.28 male $0.17 female

Policy Split Option Rider Charge		$0.00	$0.00

[1]	The rates vary by the Insured’s Attained Age each year. Rates may be increased for Policies issued in an increased risk class. The rates shown may not be representative of the charge that a particular Owner may pay. If you would like information on the rider charge rates for you particular situation, please call us at (800) 313-5282 or ask your financial representative.

[2]	The rates for each Insured are the same as those for the base Policy and vary by each Insured’s gender, issue Age, risk class, and by the year of coverage. The individual rates are then blended in consideration for the last survivorship status of the Policy. Rates may be increased for Policies that are issued in an increased risk class. The rates shown may not be representative of the charge that a particular Owner may pay. If you would like information on the cost of insurance charge rates for your particular situation, please call us at (800) 313-5282 or your financial representative.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses[1]	Minimum		Maximum

(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	____	%	____	%

*	Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2002

The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. These are expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.

Annual Portfolio Expenses[1]	Minimum		Maximum

Total Annual Portfolio Operating Expenses (before fee waivers or reimbursements)%			%
Total Annual Portfolio Operating Expenses (after fee waivers and reimbursements)%		[2]	%	[3]

[1]	Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2002. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolios’ expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Portfolio for information regarding these expense limitations. The range of expenses in the first row above does not show the effect of any fee waiver or expense reimbursement arrangements. The range of expenses in the second row above shows the effect of fee waiver and expense reimbursement arrangements.
[2]	This expense reflects a contractual fee waiver/expense reimbursement through _____ date.
[3]	This expense reflects a contractual fee waiver/expense reimbursement through _____ date.

[Information regarding fee waivers and expense reimbursements, if any, to be provided by Amendment.]

The Company

We are a stock life insurance company that was incorporated in New York on February 23, 1988. We principally offer life insurance and annuity contracts. We do business in the State of New York. Our Home Office is located at 200 Old Country Road, Suite 240, Mineola, New York 11501. Our Variable Life Service Center is located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the Policy.

We are a charter member of the Insurance Marketplace Standards Association (“IMSA”). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA’s Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

We established the Separate Account as a separate investment account on March 20, 2000. The Separate Account has Subaccounts available under the Policy. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of one of the Funds described in “The Portfolios” provision of this prospectus.

The assets of the Separate Account belong to us. However, we may not charge the assets in the Separate Account attributable to the Policies with liabilities arising out of any other business we conduct. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we conduct.

CHANGES TO THE SEPARATE ACCOUNT

The Separate Account may include other Subaccounts that are not available under this Policy. We may substitute another Subaccount or insurance company separate account under the Policy if, in our judgment, investment in a Subaccount should no longer be possible or becomes inappropriate for the purposes of the Policies, or if investment in another Subaccount or insurance company separate account is in the best interest of Owners. The new Subaccounts may be limited to certain classes of Policies, and the new Portfolios may have higher fees and charges than the Portfolios they replaced. No substitution may take place without prior notice to Owners and prior approval of the Securities and Exchange Commission (“SEC”) and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the “1940 Act”) and applicable law.

We may also, where permitted by law:

•	create new separate accounts;

•	combine separate accounts, including combining the Separate Account with another separate account established by the Company;

•	transfer assets of the Separate Account, which we determine to be associated with the class of Policies to which this Policy belongs, to another separate account;

•	add new Subaccounts to or remove Subaccounts from the Separate Account, or combine Subaccounts;

•	make the Subaccounts available under other policies we issue;

•	add new Portfolios or remove existing Portfolios;

•	substitute new Portfolios for any existing Portfolio which we determine is no longer appropriate in light of the purposes of the Separate Account;

•	deregister the Separate Account under the 1940 Act; and

•	operate the Separate Account under the direction of a committee or in another form.

The Portfolios

You decide the Subaccounts to which you direct Net Premiums. You may change your premium allocation without penalty or charges.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other Portfolios of a Fund and each Portfolio has separate investment objectives and policies.

We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet these objectives. Before choosing a Subaccount to allocate your Net Premiums and assets, carefully read the prospectus for each Portfolio, along with this prospectus.

You may obtain a free copy of the prospectus for each Portfolio by calling us at (800) 313-5282 or by visiting our website at www.gefinancialservice.com, or through your financial representative.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds or portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other mutual funds or portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment result of any other mutual funds or portfolios, even if the other mutual funds or portfolios have the same investment adviser or manager, or if the other mutual funds or portfolios have a similar name.

THE SUBACCOUNTS	You may invest in up to 10 Subaccounts plus the Guarantee Account at any one time. Each Subaccount invests in one of the Portfolios described below.

	Subaccount Investing In	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

AIM VARIABLE INSURANCE FUNDS	AIM V.I. Capital Appreciation Fund —Series I Shares	Seeks growth of capital.	A I M Advisors, Inc.

	AIM V.I. Growth Fund — Series I Shares	Seeks growth of capital.	A I M Advisors, Inc.

	AIM V.I. Premier Equity Fund —Series I Shares (formerly, AIM V.I. Value Fund)	Seeks to achieve long-term growth of capital. Income is a secondary objective.	A I M Advisors, Inc.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.	Growth and Income Portfolio — Class B	Seeks reasonable current income and reasonable opportunity for appreciation.	Alliance Capital Management, L.P.

	Premier Growth Portfolio — Class B	Seeks growth of capital.	Alliance Capital Management, L.P.

	Subaccount Investing In	Investment Objective	Adviser (and Sub- Adviser(s), as applicable)

	Quasar Portfolio — Class B	Seeks growth of capital.	Alliance Capital Management, L.P.

DREYFUS	Dreyfus Investment Portfolios — Emerging Markets Portfolio —Initial Shares	A non-diversified[1] portfolio that seeks long-term capital growth.	The Dreyfus Corporation

	The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares	Seeks to provide capital growth, with current income as a secondary goal.	The Dreyfus Corporation (sub-adviser, NCM Management Group, Inc.)

FEDERATED INSURANCE SERIES	Federated High Income Bond Fund II — Service Shares	Seeks high current income.	Federated Investment Management Company

	Federated International Small Company Fund II	Seeks long-term growth of capital.	Federated Global Investment Management Corp.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (“VIP”)	VIP Equity-Income Portfolio —Service Class 2	Seeks reasonable income and will consider the potential for capital appreciation.	Fidelity Management & Research Company; (subadvised by FMR Co., Inc.)

	VIP Growth Portfolio — Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Company; (subadvised by FMR Co., Inc.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II (“VIP II”)	VIP II Contrafund® Portfolio — Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited; FMR Co., Inc.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III (“VIP III”)	VIP III Growth & Income Portfolio — Service Class 2	Seeks high total return.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited; FMR Co., Inc.)

	VIP III Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company (subadvised by Fidelity Management & Research (U.K.), Inc. and Fidelity Management & Research Far East Inc.)

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

	Subaccount Investing In	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

GE INVESTMENTS FUNDS, INC.	Income Fund	Seeks maximum income.	GE Asset Management Incorporated

	Mid-Cap Value Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Money Market Fund	Seeks a high level of current income.	GE Asset Management Incorporated

	Premier Growth Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	S&P 500® Index Fund[2]	Seeks growth of capital and accumulation of income.	GE Asset Management Incorporated (subadvised by SSgA Funds Management, Inc.)

	Small-Cap Value Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated (subadvised by Palisade Capital Management, L.L.C.)

	U.S. Equity Fund	Seeks long-term growth of capital and future income.	GE Asset Management Incorporated

	Value Equity Fund	Seeks long-term growth of capital.	GE Asset Management Incorporated

JANUS ASPEN SERIES	Aggressive Growth Portfolio — Service Shares	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Balanced Portfolio — Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC

	Capital Appreciation Portfolio — Service Shares	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Global Life Sciences Portfolio — Service Shares	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Global Technology Portfolio — Service Shares	A non-diversified[1] portfolio that seeks long-term growth of capital.	Janus Capital Management LLC

	Growth Portfolio — Service Shares	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital Management LLC

	International Growth Portfolio — Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC

	Worldwide Growth Portfolio — Service Shares	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital Management LLC

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

[2]	“Standard & Poor’s,” “S&P,” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500® Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the Policy.

	Subaccount Investing In	Investment Objective	Adviser (and Sub-Adviser(s), as applicable)

MFS® VARIABLE INSURANCE TRUST	MFS® Investors Growth Stock Series — Service Class Shares	Seeks long-term growth of capital and future income rather than current income.	Massachusetts Financial Services Company (“MFS®”)

	MFS® Investors Trust Series — Service Class Shares	Seeks long-term growth of capital and secondarily reasonable current income.	Massachusetts Financial Services Company (“MFS®”)

	MFS® New Discovery Series — Service Class Shares	Seeks capital appreciation.	Massachusetts Financial Services Company (“MFS®”)

	MFS® Utilities Series — Service Class Shares	Seeks capital growth and current income.	Massachusetts Financial Services Company (“MFS®”)

OPPENHEIMER VARIABLE ACCOUNT FUNDS	Oppenheimer Global Securities Fund/VA — Service Shares	Seeks long-term capital appreciation.	OppenheimerFunds, Inc.

	Oppenheimer Main Street Growth & Income Fund/VA — Service Shares	Seeks high total return.	OppenheimerFunds, Inc.

PIMCO VARIABLE INSURANCE TRUST	Foreign Bond Portfolio — Administrative Class Shares	A non-diversified[1] portfolio that seeks to maximize total return.	Pacific Investment Management Company LLC

	High Yield Portfolio — Administrative Class Shares (formerly, High Yield Bond Portfolio)	Seeks to maximize total return.	Pacific Investment Management Company LLC

	Long-Term U.S. Government Portfolio — Administrative Class Shares (formerly, Long-Term U.S. Government Bond Portfolio)	Seeks to maximize total return.	Pacific Investment Management Company LLC

	Total Return Portfolio — Administrative Class Shares (formerly, Total Return Bond Portfolio)	Seeks to maximize total return.	Pacific Investment Management Company LLC

RYDEX VARIABLE TRUST	OTC Fund[2]

A non-diversified[1] portfolio that seeks to provide investment results that correspond to a benchmark for over-the-counter securities by investing primarily in securities of companies included in NASDAQ 100 Index™.

Rydex Global Advisors

VAN KAMPEN LIFE INVESTMENT TRUST	Comstock Portfolio — Class II Shares	Seeks capital growth and income.	Van Kampen Asset Management Inc.

	Emerging Growth Portfolio — Class II Shares	Seeks capital appreciation.	Van Kampen Asset Management Inc.

[1]	A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

[2]	The NASDAQ 100 Index™ is an unmanaged index that is a widely recognized indicator of OTC Market performance.

Not all of these Portfolios may be available in all markets.

Shares of the Portfolios are not sold directly to the general public. They are sold to us, and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

We have entered into agreements with either the investment adviser or distributor of each of the Portfolios and/or Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of the Separate Account and other separate accounts. The Statement of Additional Information (“SAI”) contains more information about these agreements.

VOTING RIGHTS

As required by law, we will vote shares of the Portfolios held in the Subaccount attributable to you at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

We will determine the number of votes you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Portfolio shares for which no timely instructions are received in the same proportion to those that are received.

Whenever a Fund calls a shareholder meeting, Owners with voting interests in a Portfolio will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

The Guarantee Account

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account described in this prospectus and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the “1933 Act”), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

You may allocate some or all of your premium payments and transfer some or all of your assets to the Guarantee Account. We credit the portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with the Policy. See the “Charges and Deductions” provision in this prospectus.

Each time you allocate premium payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a year. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence with respect to that portion of the assets in the Guarantee Account represented by that particular allocation.

The initial interest rate guarantee period for any allocation will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

We will notify Owners in writing at least 10 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the interest rate guarantee period (“30 day window”) of your election of a different interest rate guarantee period from among those being offered by us at the time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. (See the “Transfers” provision in this prospectus.) During the 30 day window, the allocation will accrue interest at the new interest rate guarantee period’s interest rate.

To the extent permitted by law we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we first issued the Policy, and to credit additional interest on premium payments and assets allocated to the Guarantee Account participating in a Dollar Cost Averaging program. See the “Dollar Cost Averaging” provision of this prospectus. (Dollar Cost Averaging may not be available to all classes of Policies.) We also reserve the right, at any time, to stop accepting premium payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact us at (800) 313-5282 to determine the interest rate guarantee periods currently being offered.

Charges and Deductions

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

PREMIUM CHARGE

We currently deduct a 5% charge from each premium before placing the resulting Net Premium in the Subaccounts and/or the Guarantee Account. This charge is guaranteed not to exceed 7.5%. We currently do not deduct the maximum 7.5% premium charge but reserve the right to do so. We will not assess the premium charge against the Policy loan portion of a premium received from the rollover of a life insurance policy. This charge is generally used to cover taxes assessed by a state or other governmental agency as well as acquisition expenses.

MONTHLY DEDUCTION	We take a monthly deduction on the Policy Date and each Monthly Anniversary Date from your Account Value. The monthly deduction for each Policy consists of:

•	the cost of insurance charge (discussed below);

•	the mortality and expense risk charge (discussed below);

•	a current monthly policy charge of $5 ($8 per month maximum);

•	a maximum monthly expense charge of $0.83 per $1,000 of Base Specified Amount for the first 10 Policy years and the first 10 Policy years after an increase in Base Specified Amount. A maximum monthly expense of $0.83 per $1,000 of Modified Base Specified Amount is assessed until the Insured reaches Age 100. If an increase in Modified Base Specified Amount becomes effective, an additional maximum charge of $0.83 per $1,000 increase is included in the monthly deduction until the Insured reaches Age 100. The monthly expense charge is based on the initial Specified Amount or the amount of the increase and varies by Age(s), gender and risk class (excluding the Specified Amount attributable to any supplemental benefits). See the “Changing the Specified Amount” provision; and

•	any charges for additional benefits added by riders to the Policy (see the “Supplemental Benefits” provision).

We will deduct the monthly deduction from the Subaccounts and the Guarantee Account based on your written instructions. If you do not provide us with written instructions or if the amount of assets in any Subaccount and/or Guarantee Account you specified is inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from your assets in the Investment Options.

COST OF INSURANCE

The cost of insurance charge is a significant charge under your Policy because it is the primary charge for the Death Benefit we provide you. The cost of insurance charge depends on a number of factors (Age, gender, Policy duration, and risk class) that cause the charge to vary from Policy to Policy and from Monthly Anniversary Date to Monthly Anniversary Date. We will determine the risk class (and therefore the rates) separately for the initial Specified Amount and for any increase in Specified Amount that requires evidence of insurability.

For a joint and last survivor Policy, we determine the cost of insurance charge in a manner that reflects the anticipated mortality of both Insureds and the fact that the Death Benefit is not payable until the death of the last Insured.

We calculate the cost of insurance charge on each Monthly Anniversary Date based on your net amount at risk. The net amount at risk is affected by factors such as the amount and timing of premium payments, Subaccount investment performance, fees and charges assessed, partial surrenders, Policy loans, and changes to the face amount and to the Death Benefit option.

To determine your cost of insurance charge for a particular Policy Month, we multiply your net amount at risk by the applicable cost of insurance rate. The SAI contains more information about how we calculate the cost of insurance charge.

The cost of insurance rate for an Insured is based on his or her Age, gender, Policy duration and applicable risk class. We currently place Insureds in the following risk classes when we issue the Policy, based on our underwriting:

•	a male or female or unisex risk class (where appropriate under applicable law); and

•	a nicotine use or no nicotine use risk class.

In addition, some Insureds may qualify for a preferred rating. The original risk class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different risk class may apply to the increase, based on an Insured’s circumstances at the time of the increase.

We may change the cost of insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on the Insured’s Age nearest birthday at the start of the Policy year. Modifications to cost of insurance rates are made for risk classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency, and taxes. A change in rates will apply to all persons of the same Age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

We will deduct the cost of insurance charge from the Subaccounts and the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount and/or Guarantee Account you specified is inadequate to pay the required charges, we will deduct the cost of insurance charge on a pro rata basis from your assets in the Investment Options. The monthly deduction for the cost of insurance charges will end on the Policy Anniversary Date on which the Insured under a single life Policy or the younger Insured under a joint and last survivor Policy reaches Attained Age 100.

MORTALITY AND EXPENSE RISK CHARGE

We currently deduct monthly a mortality and expense risk charge at an effective annual rate of 0.50% of the first $100,000 of unloaned assets in the Subaccounts (0.50% of the first $200,000 of unloaned assets in the Subaccounts for a joint and last survivor Policy). For the first 20 Policy years, we also deduct a mortality and expense risk charge for unloaned assets in the Subaccounts above $100,000 ($200,000 for a joint and last survivor Policy) at an annual effective rate of 0.10%. Beginning with Policy year 21, we do not deduct a mortality and expense risk charge for unloaned assets in the Subaccounts over $100,000 ($200,000 for joint and last survivor Policy). We will not increase this charge for the duration of your Policy.

We will deduct the monthly deduction from the Subaccounts based on your written instructions. If you do not provide us with written instructions, or if the assets in the Subaccounts you specified is inadequate to pay the required charges, we will deduct the monthly deduction on a pro rata basis from your assets in the Subaccounts.

The mortality risk we assume is the risk that Insured(s) may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit Proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.

SURRENDER CHARGE

If you fully surrender your Policy during the surrender charge period, we will deduct a surrender charge. This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the Policy, and face amount increases, and for the recovery of acquisition costs. The maximum surrender charge we will assess is $37.19 per $1,000 of Specified Amount. We calculate the surrender charge by multiplying a factor by the lowest Specified Amount in effect before the surrender, divided by 1000. The factor depends on the issue Age and gender (where applicable) and risk class of the Insured. For a joint and last survivor Policy, the factor depends on the issue Age, gender (where applicable) and risk class of both Insureds. The surrender charge remains level for the first five Policy years and then decreases each Policy Month to zero over the next five Policy years. We will deduct the surrender charge before we pay the Surrender Value.

If you increase the Specified Amount (other than as a result of a change in Death Benefit option), you may also be subject to a surrender charge. When you request an increase in Specified Amount, we take into consideration the Age and gender (if applicable) and risk class of the Insured (or both Insureds if a joint and last survivor Policy) at the time of issue for determining the additional amount of monthly expense charges and surrender charges due to the increase in Specified Amount. However, we take into consideration the Age and risk class of the Insured (or both Insureds if a joint and last survivor Policy) at the time of the requested increase in Specified Amount when determining any increase in cost of insurance charges due to the increase in Specified Amount.

If you decrease the Specified Amount to less than the lowest Specified Amount that had previously been in effect (other than as a result of partial surrenders or changes in Death Benefit options), you will also incur a surrender charge. We will deduct this charge from the Subaccounts and the Guarantee Account based on your written instructions. If you do not provide us with written instructions, or if the amount of assets in any Subaccount and/or Guarantee Account you specified is inadequate to pay the required charges, we will deduct the surrender charge on a pro rata basis from your assets in the Investment Options. The amount of the surrender charge will be based:

(1)	first upon any surrender charge in effect for the most recent increase in Specified Amount;

(2)	then upon any surrender charge in effect for the next most recent increases in Specified Amount in succession; and

(3)	finally upon the surrender charge in effect for the original Specified Amount.

We disclose the surrender charges on the data pages of your Policy. Upon request, we will illustrate the surrender charges that apply to your Policy.

We do not assess a surrender charge for partial surrenders.

PARTIAL SURRENDER PROCESSING FEE

We currently do not assess a processing fee for partial surrenders. However, we reserve the right to deduct a partial surrender processing fee in the future. The fee will not exceed the lesser of $25 or 2% of the amount surrendered.

OTHER CHARGES

Upon written request, we will provide a projection of illustrative future life insurance and Account Value proceeds. We reserve the right to charge a maximum fee of $25 for the cost of preparing the illustration.

There are deductions from and expenses paid out of the assets of each Portfolio that are more fully described in each Portfolio’s prospectus.

In addition, we reserve the right to impose a transfer charge of up to $20 for each transfer after the 12th transfer in a calendar year. We currently do not assess a transfer charge.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. The SAI contains additional information about these reductions including the bases upon which they will be given.

The Policy

The Policy is a flexible premium variable life insurance policy. We may issue the Policy either on the life of a single Insured or the lives of two Insureds on a joint and last survivor basis. We describe your rights and benefits below and in the Policy.

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and you or your financial representative must submit it to us at our Variable Life Service Center. You also must pay an initial premium of a sufficient amount. See the “Premiums” provision below. You can submit your initial premium with your application or at a later date. If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. See the “Allocating Premiums” provision of this prospectus. Coverage generally becomes effective as of the Policy Date.

Generally, we will issue a Policy on a single Insured basis covering an Insured up to Age 85 and on a joint and last survivor basis covering Insureds from Age 20 up to Age 85 if evidence of insurability satisfies our underwriting requirements. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may, in our sole discretion, issue a Policy covering an Insured over Age 85. We may reject an application for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

If we do not receive the full first premium with your application, the insurance will become effective on the date that we receive your premium and that we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

If premium is accepted with the application, the Temporary Insurance Application and Agreement must be completed, signed and returned to us with the application and you should keep a copy. The Temporary Insurance Application and Agreement guidelines limit availability of temporary insurance to proposed Insured(s) between the ages of 20 days and 70 years and who answer “No” to all questions on the Temporary Insurance Application and Agreement.

Temporary insurance begins on the date the Temporary Insurance Application and Agreement is signed. The coverage will automatically end and the entire amount remitted with the application will be returned without interest to or for the benefit of you on the earliest of the following dates:

(1)	the date you withdraw the application;

(2)	45 days after the date of the Temporary Insurance Agreement if we have not received a properly completed and signed Application — Part II — Medical

History and all medical examinations and tests required by us as set forth in our Initial Submission Guidelines;

(3)	the date we send notice to you at the address shown on the Application that we have declined to issue the Policy; and

(4)	90 days after the date of the Temporary Insurance Agreement.

Temporary Insurance will also end on the date when insurance takes effect under the Policy, at which point the amount remitted will be applied to the Policy.

OWNER

You have rights in the Policy during the Insured’s lifetime under a single life Policy and during the lifetimes of both Insureds under a joint and last survivor Policy. If you die before an Insured and there is no contingent Owner, ownership will pass to your estate.

We will treat joint Owners as having equal undivided interests in the Policy. All Owners must together exercise any ownership rights in the Policy. If the last surviving joint Owner dies before the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy and there is no contingent Owner, ownership will pass to your estate.

BENEFICIARY

You designate the primary Beneficiary(ies) and contingent Beneficiary(ies) when you apply for the Policy. You may name one or more primary Beneficiary(ies) or contingent Beneficiary(ies). We will pay the proceeds to the surviving primary Beneficiary(ies), if any (or surviving contingent Beneficiary(ies) if there are no surviving primary
Beneficiary(ies)), in equal shares, unless you request otherwise.

Unless an Optional Payment Plan is chosen, we will pay the Death Benefit Proceeds in a lump sum to the primary Beneficiary(ies). If the primary Beneficiary(ies) dies before the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy, we will pay the Death Benefit Proceeds to the contingent Beneficiary(ies). If there is no surviving Beneficiary(ies) we will pay the Death Benefit Proceeds to you or your estate.

CHANGING THE OWNER OR BENEFICIARY

During an Insured’s life, you may change the Owner. You may change the Beneficiary(ies) during an Insured’s life (unless the Beneficiary(ies) was designated as an irrevocable Beneficiary(ies)). To make this change, please write our Variable Life Service Center. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request.

CANCELING A POLICY

You may cancel your Policy during the “free-look period” by returning it to us at our Variable Life Service Center. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. Within 7 calendar days after we receive the returned Policy, we will refund an amount equal to the sum of all premiums paid for the Policy or other amounts as required under New York law.

Premiums

GENERAL

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, gender (where applicable), and risk class of a proposed Insured, the desired Specified Amount, any supplemental benefits, investment performance of the Subaccounts and interest credited under the Guarantee Account. The minimum initial premium is the amount required to issue the Policy. The minimum amount required to issue the Policy is dependent upon number of factors including the amount of insurance requested, the Age, gender (if applicable) and risk factors of the Insured (or Insureds if a joint and last survivor Policy). The minimum Specified Amount is $100,000 under a single life Policy and $200,000 under a joint and last survivor Policy. See the “Fee Tables” for additional information on fees and charges associated with this Policy. The minimum subsequent premium is $50.00. We will usually credit your initial premium payment to the Policy on the later of the date we approve your application and the date we receive your payment. We will credit any subsequent premium payment to your Policy on the Valuation Day we receive the payment at our Variable Life Service Center. After you pay the initial premium, you may make unscheduled premium payments in any amount and at any time subject to certain restrictions. Unless you direct us otherwise, we apply unscheduled premium payments first to repay any Policy Debt.

When you apply for the Policy, you will choose one of two alternative tests to evaluate whether your Policy qualifies as life insurance under the Code. If you choose the Guideline Premium Test, the total premiums you pay may not exceed the guideline premium limitation for life insurance set forth in the Code as shown in your Policy. We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium along with any interest it accrued. If you choose the Cash Value Accumulation Test, the terms of the Policy require that the Death Benefit equal at least a factor (set forth in the Policy, and which is dependent upon the Age of the Insured(s)) multiplied by your Account Value. Once chosen, you cannot change your choice later. You should consult a tax adviser before making your choice.

For your convenience, we will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a Modified Endowment Contract (“MEC”) under the Code. See the “Tax Considerations” provision of this prospectus. We reserve the right to limit the number and amount of any unscheduled premium payments.

TAX-FREE EXCHANGES (1035 EXCHANGES)

We will accept money from another policy as part of your initial premium, if that policy qualifies for a tax-free exchange under Section 1035 of the Code. If you contemplate such an exchange, you should consult a tax advisor to learn the potential tax effects of such a transaction. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 50% of the rollover premium. We may allow higher loan percentages. Replacing your existing coverage with this Policy may not be to your advantage.

CERTAIN INTERNAL EXCHANGES

If you replace an existing GE Capital Life Assurance Company of New York (or one of our affiliated companies) fixed permanent life insurance policy with this Policy, we may waive some or all of any applicable surrender charge on the fixed permanent life insurance policy, provided that:

(1)	the fixed permanent life insurance policy has a positive Surrender Value at the time of the exchange; and

(2)	the entire account value in the fixed permanent life insurance policy is rolled over into the Policy.

If you qualify, the maximum amount of surrender charge we will waive on the fixed permanent life insurance policy is equal to 0.05 multiplied by the Account Value.

PERIODIC PREMIUM PLAN

When you apply for a Policy, you may select a periodic premium payment plan. Under this plan, you may choose to receive a premium notice either annually, semi-annually, or quarterly. You can also arrange for annual, semi-annual, quarterly or monthly premium payments paid via automatic deduction from your bank account or any other similar account we accept. You are not required to pay premiums in accordance with this premium plan; you can pay more or less than planned or skip a planned premium payment entirely. Subject to our administrative servicing guidelines, you can change the amount of planned premiums or switch between frequencies, whenever you want by providing satisfactory instructions to our Variable Life Service Center. Any change will be effective upon our receipt of the instructions. Depending on your Account Value at the time of an increase in the Specified Amount and the amount of the increase requested, a change in your periodic premium payments may be advisable. See the “Changing the Specified Amount” provision of this prospectus.

MINIMUM PREMIUM PAYMENT

Generally, the minimum amount of premium we will accept in connection with a periodic premium payment plan is $50; you may have to pay a higher amount to keep the Policy in force. See the “Premium to Prevent Termination” provision of this prospectus.

ALLOCATING PREMIUMS

When you apply for a Policy, you specify the percentage of your Net Premium we allocate to each Subaccount and/or the Guarantee Account. You may only direct your Net Premiums and assets to not more than 10 Subaccounts plus the Guarantee Account at any given time. You can change the allocation percentages at any time (subject to certain limitations) by writing or calling our Variable Life Service Center. The change will apply to all premiums we receive with or after we receive your instructions. Each Net Premium allocation percentage must be a whole number totaling 100%.

Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account. We will then allocate your initial Net Premium and any Net Premium received within 15 days after the Policy Date to the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund (“Money Market Subaccount”). The entire Account Value will remain in the Money Market Subaccount for 15 days after which such assets will be transferred on the next Valuation Day to the Investment Option(s) in accordance with your allocation instructions. Any Net Premium received after 15 days from the Policy Date will be allocated to the Investment Option(s) in accordance with your instructions.

How Your Account Value Varies

ACCOUNT VALUE

Your Account Value is the entire amount we hold under your Policy for you. The Account Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the Guarantee Account and the amount held in the General Account to secure Policy Debt. We determine the Account Value first on your Policy Date (or on the date we receive your initial premium at our Variable Life Service Center, if later) and thereafter on each Valuation Day. We will not value Subaccount assets on days on which the New York Stock Exchange is closed for trading. Your Account Value will vary to reflect the performance of the Subaccounts and interest credited under the Guarantee Account to which you have allocated assets and also will vary to reflect Policy Debt, charges for the monthly deduction, mortality and expense risk charges, transfers, partial surrenders, and Policy Debt repayments. Your Account Value may be more or less than the premiums you paid and you bear the investment risk with respect to the amounts allocated to the Subaccounts.

SURRENDER VALUE	The Surrender Value on a Valuation Day is the Account Value reduced by:

(1)	any surrender charge that we would deduct if you surrendered the Policy that day; and

(2)	any Policy Debt.

SUBACCOUNT VALUES

On any Valuation Day, the value of a Subaccount equals the number of units we credit to the Policy multiplied by the unit value for that day. When you make allocations to a Subaccount, either by Net Premium allocation, transfer of assets, transfer of Policy Debt, loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the amount allocated, transferred or repaid to the Subaccount by the unit value for the Valuation Day when we effect the allocation, transfer or repayment. Amounts allocated to a Subaccount are credited to your Policy on the basis of the Subaccount unit value next determined after our receipt of your Net Premium, transfer instruction, or loan repayment (as the case may be).

Transfers

GENERAL

You may not make any transfers during the first 15 days proceeding the Policy Date. After the first 15 days proceeding the Policy Date, you may transfer all or a portion of your assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day subject to certain restrictions. You may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Variable Life Service Center. There may be limitations placed on multiple requests made at different times during the same Valuation Period involving the same Subaccounts and/or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances.

TRANSFERS FROM THE GUARANTEE ACCOUNT TO THE SUBACCOUNTS

We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts. The limited amount will not be less than any accrued interest on an allocation to the Guarantee Account plus 25% of the original amount of that allocation. Unless you are participating in a Dollar Cost Averaging program (see the “Dollar Cost Averaging” provision), you may make such transfers only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation.

TRANSFERS FROM THE SUBACCOUNTS TO THE GUARANTEE ACCOUNT

We may also restrict certain transfers from the Subaccounts to the Guarantee Account. We reserve the right to prohibit or limit transfers from a Subaccount to the Guarantee Account during the six-month period following the transfer of any amount from the Guarantee Account to any Subaccount.

TRANSFERS AMONG THE SUBACCOUNTS

You may not make any transfers during the first 15 days proceeding the Policy Date. After the first 15 days proceeding the Policy Date, you may submit 12 Subaccount transfers each calendar year by U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent to you notifying you that you may submit additional transfers only in writing by U.S. Mail. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program.

Currently, we do not charge for transfers. However, we reserve the right to assess a charge of up to $20 per transfer after the 12th in a calendar year. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

Sometimes, we may not honor your transfer request. We may not honor your transfer request if:

(1)	any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests;

(2)	the transfer is a result of more than one trade involving the same Subaccount within a 30 day period; or

(3)	the transfer would adversely affect Accumulation Unit values.

We also may not honor transfers made by third parties. (See the “Transfers by Third Parties” provision of this prospectus.)

If your transfer request is not processed, you will be sent a letter notifying you that your transfer request was not honored. If we do not honor your transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous section. If you still wish to transfer assets to a specified Subaccount, you must contact our Variable Life Service Center in accordance with the first paragraph of this section.

When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

TELEPHONE TRANSACTIONS

You may make your first 12 transfers among the Subaccounts or between the Subaccounts and the Guarantee Account by calling our Variable Life Service Center provided we receive written authorization from you at our Variable Life Service Center to execute such transactions prior to your request. Transactions that can be conducted over the telephone include, but are not limited to:

(1)	the first 12 transfers of assets among the Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in premium allocations when such changes include a transfer of assets);

(2)	Dollar Cost Averaging;

(3)	Portfolio Rebalancing.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

(1)	requiring you or a third party to provide some form of personal identification before we act on the telephone instructions;

(2)	confirming the telephone transaction in writing to you or a third party you authorized; and/or

(3)	tape recording telephone instructions.

We reserve the right to limit or prohibit telephone transactions.

We may delay making a payment or processing a transfer request if:

(1)	the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed; or

(2)	on nationally recognized holidays, trading is restricted by the New York Stock Exchange; or

(3)	an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

(4)	the SEC by order permits postponement of payment to protect our Owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Account Value may be affected since Owners will not have access to their account.

CONFIRMATION OF TRANSACTIONS

We will not be liable for following instructions that we reasonably determine to be genuine. We will send you a confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers are not in the best interests of all shareholders of the Portfolios underlying the Policies, and the management of those Portfolios share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

DOLLAR COST AVERAGING

The Dollar Cost Averaging permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Subaccount investing in the GE Investments Funds, Inc. — Money Market Fund (the “Money Market Subaccount”) or the Guarantee Account to any combination of Subaccounts other than the Money Market Subaccount (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the Policy). The Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar Cost Averaging does not assure a profit or protect against a loss.

You may participate in the Dollar Cost Averaging program by completing a Dollar Cost Averaging agreement, or by calling our Variable Life Service Center. To use the Dollar Cost Averaging program, you must transfer at least $100 from the Money Market Subaccount or the Guarantee Account to any Subaccount other than the Money Market Subaccount. If any transfer would leave less than $100 in the Investment Option from which transfers are being made, we will transfer the entire amount. Once elected, Dollar Cost Averaging remains in effect from the date we receive your request until the value of the Investment Option from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. The Dollar Cost Averaging program will start 30 days after we receive your premium payment and instructions, unless you specify an earlier date. (See the “Allocating Premiums” provision for a description of when this occurs).

There is no additional charge for Dollar Cost Averaging, and we do not consider a transfer under this program as a transfer for purposes of assessing a transfer charge (if assessed), or for calculating any limit on the maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the Dollar Cost Averaging program at any time and for any reason.

PORTFOLIO REBALANCING

Once you allocate your premium among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets to return to the percentages specified in your allocation instructions. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing agreement. Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Variable Life Service Center. Once elected, Portfolio Rebalancing remains in effect from the date we receive your request until you instruct us to discontinue Portfolio Rebalancing.

There is no additional charge for using Portfolio Rebalancing, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, or for calculating any limit on maximum number of transfers we may impose for a calendar year. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. Portfolio Rebalancing does not guarantee a profit or protect against a loss. We also reserve the right to exclude certain Subaccounts from Portfolio Rebalancing. The Guarantee Account does not participate in Portfolio Rebalancing.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit Proceeds upon receipt by our Variable Life Service Center of satisfactory proof of the Insured’s death (last surviving Insured for a joint and last survivor Policy). See the “Requesting Payments” provision of this prospectus. We will pay the Death Benefit Proceeds to the named Beneficiary(ies).

AMOUNT OF DEATH BENEFIT PAYABLE

The amount of Death Benefit payable equals:

• the Death Benefit Proceeds determined under the Death Benefit option in effect on the date of death of the Insured under a single life Policy and the last Insured under a joint and last survivor Policy;

• plus any supplemental Death Benefit provided by rider;

• minus any Policy Debt on that date; and

• minus the premium that would have been required to keep the Policy in force if the date of death occurred during a grace period.

Under certain circumstances, we may further adjust the amount of the Death Benefit payable. See the “Incontestability,” the “Misstatement of Age or Gender” and the “Suicide” provisions of this prospectus.

The minimum Specified Amount is $100,000 under a single life Policy and $200,000 under a joint and last survivor Policy.

DEATH BENEFIT OPTIONS

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Code. At the time of application, you must choose either the Cash Value Accumulation Test or the Guideline Premium Test. Once chosen, the tax qualification test cannot be changed. For each tax qualification test, there are three Death Benefit options available under the Policy. The Death Benefit will be the greater of the Death Benefit under the Death Benefit option you select or the Minimum Death Benefit resulting from the chosen tax qualification test. The SAI contains more information about how we determine the Death Benefit.

For any Death Benefit option, the calculation of the minimum Death Benefit is shown in the Policy. The minimum Death Benefit generally is the lowest Death Benefit which will qualify the Policy as life insurance under Section 7702 of the Code.

For an Insured under a single life Policy or either Insured under a joint and last survivor Policy where the Attained Age of the Insured is less than 100, the Death Benefit is set forth below.

•	Under Option A, the Death Benefit is the Specified Amount plus the Account Value.

•	Under Option B, the Death Benefit is the Specified Amount.

•	Under Option C, the Death Benefit is:

•	the greater of Specified Amount; or

•	the Specified Amount; plus

•	the sum of all premium paid before Attained Age 75 of the Insured under a single life Policy or the younger Insured under a joint and last survivor Policy (for 1035 exchanges, all premium paid under the old policy); minus

•	any partial surrender of premium and charges for supplemental non-qualified benefits as defined in the Code; minus

•	the charges for supplemental benefits, other than those specified in Section 7702(f)(5)(A) of the Code; minus

•	all partial surrenders.

Under Options A, B and C for Attained Age 100 and older, the Death Benefit is the Account Value multiplied by 101%.

Under all options, we determine the Specified Amount and the Account Value on the Valuation Day of the death of the Insured under a single life Policy and of the last Insured under a joint and last survivor Policy.

Under Death Benefit Option A, the Death Benefit Proceeds will vary directly with the investment performance of the Portfolios. Under Death Benefit Option B, the Death Benefit Proceeds ordinarily will not change until the applicable percentage amount of the Account Value exceeds the Specified Amount or you change the Specified Amount. Under Death Benefit Option C, the Death Benefit will vary directly with premium payments.

CHANGING THE DEATH BENEFIT OPTION

You select the Death Benefit option when you apply for the Policy. However, you may change your Death Benefit option if you elected Option A or Option B at any time by writing to our Variable Life Service Center. If you elected Option C, you may not change your Death Benefit option. The effective date of the change will be the Monthly Anniversary Date after we receive the request for the change. We will send you revised Policy data pages reflecting the new option and the effective date of the change. We will adjust the Specified Amount on the effective date of the change in Death Benefit option to ensure the Death Benefit after the change equals the Death Benefit before the change. A change in the Death Benefit option will affect the cost of insurance charges.

CHANGING THE SPECIFIED AMOUNT

After a Policy has been in effect for one year, you may increase or decrease the Specified Amount. To make a change, you must send your written request and the Policy to our Variable Life Service Center. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance.

Any change in the Specified Amount will affect the maximum premium limitation. If a decrease in the Specified Amount causes the premiums to exceed new lower limitations required by Federal tax law, we will withdraw the excess from the Account Value and refund that amount to you so that the Policy will continue to meet the requirements as a life insurance Policy under the Code. We will withdraw the assets that we refund from each Investment Option on a pro rata basis.

Any decrease in the Specified Amount will become effective on the Monthly Anniversary Date after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the Continuation Period, we will not allow a decrease unless the Account Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it. A decrease may cause us to assess a surrender charge and may require us to pay excess Account Value.

To apply for an increase, you must complete a supplemental application and submit evidence of insurability satisfactory to us. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy’s Surrender Value is too low to cover the monthly deduction for the Policy Month following the increase.

An increase in the Specified Amount will increase the Continuation Amounts and may result in a surrender charge.

A change in your Specified Amount may have Federal tax consequences. See the “Tax Considerations” provision of this prospectus.

Surrenders and Partial Surrenders

SURRENDERS

You may cancel and surrender your Policy at any time before the Insured dies under a single life Policy or the last Insured dies under a joint and last survivor Policy. The Policy will terminate on the Valuation Day we receive your request at our Variable Life Service Center. You will not be able to reinstate the Policy.

We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 10 Policy years or within 10 years of an increase in Specified Amount. See the “Surrender Charge” provision of this prospectus. A surrender may have adverse tax consequences. See the “Tax Considerations” provision in this prospectus.

PARTIAL SURRENDERS

You may take partial surrenders if you elect Death Benefit Option A or Option C. If you elected Death Benefit Option B, you only may take partial surrenders after the first Policy year. The minimum partial surrender amount is $200. The maximum partial surrender amount is the lesser of:

(i)	the Surrender Value minus $200; or

(ii)	the available loan amount.

We reserve the right to assess a processing fee for each partial surrender equal to the lesser of $25 or 2% of the amount partially surrendered. We currently do not assess a processing fee. See the “Partial Surrender Processing Fee” provision of this prospectus. The amount of the partial surrender will equal the amount you requested to surrender adjusted for any processing fee, if assessed.

When you request a partial surrender, you can direct how we deduct the partial surrender from your Account Value. If you provide no directions, or if the amount of assets in any Subaccount and/or Guarantee Account is inadequate to pay the required charges, we will deduct the partial surrender on a pro-rata basis from among the Investment Options in which you have allocated assets.

New York State law requires that we reserve the right to defer payments from the Guarantee Account and General Account for a withdrawal or surrender for up to six months from the date we receive your request for payment.

EFFECT OF PARTIAL SURRENDERS	A partial surrender will reduce both the Account Value and the Death Benefit Proceeds by the amount of the partial surrender.

Loans

GENERAL	You may borrow up to the following amount:

•	90% of the difference between your Account Value at the end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan;

•	less any outstanding Policy Debt.

The minimum Policy loan is $500. You may request a Policy loan by writing to our Variable Life Service Center.

When we make a loan, we transfer an amount equal to the loan proceeds from your Account Value in the Separate Account and the Guarantee Account to our General Account and hold it as “collateral” for the loan. If you do not direct an allocation for this transfer, we will make it on a pro-rata basis from each Investment Option in which you have invested. We will credit interest at an annualized effective rate of at least 4% on that collateral.

During the first 5 Policy years, we credit interest at an annualized effective rate of 4.25% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 4.40% on outstanding Policy Debt. After the 10th Policy year, we credit interest at an annualized effective rate of 4.00% on collateral and charge interest daily at an annualized effective rate of 4.00% on outstanding Policy Debt, essentially providing a Policy loan without an interest charge. Currently, for Policy years six through ten, we credit the same rate of interest on collateral and charge the same rate of interest on Policy Debt as we do after the 10th Policy year, however, we may, in our sole discretion, change this practice in the future.

We transfer Account Value equal to the amount of the loan into a Loan Account. You will receive an interest credit based on your Policy year. Rates may vary based on the timing of your loan:

	Years 1-5	Years 6-10	Year 11+

Current Interest Charged:	4.40%	4.00%	4.00%
Current Interest Credited:	4.25%	4.00%	4.00%
Net cost:	0.15%	0.00%	0.00%

Guaranteed Interest Charged	4.40%	4.40%	4.00%
Guaranteed Interest Credited	4.00%	4.00%	4.00%
Net Cost:	0.40%	0.40%	0.00%

Loans will reduce the Account Value, the Surrender Value and the Death Benefit Proceeds and may cause the Policy to lapse if not repaid.

Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If, on any Policy anniversary, you have not paid interest accrued since the last Policy anniversary, we add the amount of the interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Investment Option on a pro-rata basis.

REPAYMENT OF POLICY DEBT

You may repay all or part of your Policy Debt at any time while an Insured is living and the Policy is in effect. We will treat any unscheduled premium payments by you (other than the initial premium) first as the repayment of any outstanding Policy Debt, unless otherwise instructed. We will treat the portion of the payment in excess of any outstanding Policy Debt as an additional premium payment. See the “Premiums” provision of this prospectus.

When you repay a loan, we transfer an amount equal to the repayment from our General Account to the Separate Account and/or the Guarantee Account and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your standing instructions for premium allocations.

You must send loan repayments to our Variable Life Service Center. We will credit the repayments as of the Valuation Day we receive them.

EFFECT OF POLICY LOANS

A Policy loan affects the Policy, because we reduce the Death Benefit Proceeds and Surrender Value under the Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the Death Benefit Proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account as collateral will affect the Account Value, whether or not the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Separate Account.

There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. See the “Tax Considerations” provision of this prospectus.

We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Account Value less applicable surrender charges, or if during the Continuation Period, the sum of your loans plus any interest you owe on the loans is more than the Account Value less any applicable surrender charges, and the Net Total Premium is less than the Continuation Amount. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

Termination

PREMIUM TO PREVENT TERMINATION

Generally, if on a Monthly Anniversary Date, the Surrender Value of your Policy is too low to cover the monthly deduction, your Policy will be in default and a grace period will begin. In that case, we will mail you notice of the additional premium necessary to prevent your Policy from terminating. You will have a 61-day grace period from the date we mail the notice to make the required premium payment.

However, your Policy will not lapse during the Continuation Period, even if your Surrender Value is too low to cover the monthly deduction, so long as the Net Total Premium is at least equal to the Continuation Amount. At the end of the Continuation Period, you may, however, have to make an additional premium payment to keep the Policy in force.

GRACE PERIOD

If the Insured under a single life Policy or both Insureds under a joint and last survivor Policy should die during the grace period before you pay the required premium, the Death Benefit Proceeds will still be payable to the Beneficiary(ies), although we will reduce the amount of the Death Benefit payable by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate. The Policy will have no value and no benefits will be payable. However, you may reinstate your Policy under certain circumstances. The SAI contains more information about the Grace Period.

REINSTATEMENT

If you have not surrendered your Policy, you may reinstate your Policy within three years after termination, provided you meet certain conditions, including the payment of the necessary premium and submission of satisfactory evidence of insurability. See your Policy and the SAI for further information.

Requesting Payments

You may send your written requests for payment to our Variable Life Service Center or give them to one of our authorized agents for submission to our Variable Life Service Center. We will ordinarily pay any Death Benefit Proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt of your written request at our Variable Life Service Center of all the documents required for such a payment. Other than the Death Benefit Proceeds, which we determine as of the Valuation Day of the Insured’s death under a single life Policy or the last surviving Insured’s death under a joint and last survivor Policy, the amount we pay is as of the end of the Valuation Period during which our Variable Life Service Center receives all required documents. We may pay the Death Benefit Proceeds in a lump sum or under an Optional Payment Plan. See the “Optional Payment Plans” provision of this prospectus and the SAI. New York State law requires that we reserve the right to defer payments from the Guarantee Account and General Account for a partial surrender, surrender or payment of the Death Benefit Proceeds for up to six months from the date we receive your request for payment.

In most cases, when we pay Death Benefit Proceeds in a lump sum, we will pay these proceeds either:

(1)	to your Designated Beneficiary(ies) directly in the form of a check; or

(2)	by establishing an interest bearing account called the “GE Secure Access Account” for the Designated Beneficiary(ies) in the amount of Death Benefit Proceeds payable.

When establishing the GE Secure Access Account we will send the Beneficiary a checkbook within 7 days after we receive all the required documents, and the Beneficiary(ies) will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit Proceeds payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the Beneficiary(ies) with regard to the form of Death Benefit payment, we will automatically establish the GE Secure Access Account.

Any Death Benefit Proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. We will credit interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may credit is 2.5%. We will not credit interest beyond one year or any longer time set by law. We will reduce Death

Benefit Proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Benefit Proceeds by any benefits added by rider.

We may defer making payments attributable to a check or draft that has not cleared the bank on which it is drawn.

Tax Considerations

INTRODUCTION

This part of the prospectus discusses the Federal income tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain and may vary with your particular circumstances.

This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax advisor about the application of the tax rules and regulations to your individual situation.

TAX STATUS OF THE POLICY

Federal income tax law generally grants favorable treatment to life insurance; the proceeds paid on the death of the Insured (or last surviving Insured for the joint and last survivor Policies) are excluded from the gross income of the Beneficiary(ies), and the Owner is not taxed on increases in the Account Value unless amounts are distributed while the Insured (or last Insured for joint and last survivor Policies) is alive. The Policy is designed to comply with one of two alternative tests under the tax laws, which are described in the SAI.

Regardless of the tax compliance test selected, two other requirements must be met for your Policy to receive favorable tax treatment as life insurance:

•	the investments of the Separate Account must be “adequately diversified” in accordance with Internal Revenue Service (“IRS”) regulations; and

•	your right to choose particular investments for a Policy must be limited.

Investments in the Separate Account must be diversified.    The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Portfolios in which the Separate Account invests, are “adequately diversified.” If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

Although we do not control the investments of all of the Portfolios (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Portfolios will comply with the IRS regulations so that the Separate Account will be considered “adequately diversified.”

Restrictions on the extent to which you can direct the investment of assets.    Federal income tax law limits your right to choose particular investments for the Policy. The U.S.

Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, your right to allocate assets among the Portfolios may exceed those limits. If so, you would be treated as the owner of a portion of the assets of the Separate Account and thus be subject to current taxation on the income and gains from those assets.

We do not know what limits may be set forth in any guidance that the Treasury Department may issue, or whether any such limits will apply to existing Policies. We therefore reserve the right to modify the Policy without your consent to attempt to prevent the tax law from considering you as an owner of a portion of the assets of the Separate Account.

No guarantees regarding tax treatment.    We make no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Account Value until there is a distribution from your Policy.

TAX TREATMENT OF POLICIES —GENERAL	Death Benefit Proceeds and Account Value increases. A Policy’s treatment as life insurance for Federal income tax purposes generally has the following results:

•	Death Benefit Proceeds are excludable from the gross income of the Beneficiary(ies);

•	you are not taxed on increases in the Account Value unless amounts are distributed from the Policy while the Insured (or last surviving Insured) is alive;

•	the taxation of amounts distributed while the Insured(s) is alive depends upon whether your Policy is a “modified endowment contract.” The term “modified endowment contract,” is defined in the section entitled “Definition of a Modified Endowment Contract” located in the “Special Rules for Modified Endowment Contracts” provision of this prospectus.

Partial and full surrenders and maturity proceeds.    If your Policy is not a modified endowment contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your “investment in the contract.”

Loans.    If your Policy is not a modified endowment contract, a loan received under the Policy (i.e., Policy Debt) normally will be treated as your indebtedness. Hence, so long as the Policy remains in force, you will generally not be taxed on any part of a Policy loan.

SPECIAL RULES FOR MODIFIED ENDOWMENT CONTRACTS

Definition of a “modified endowment contract.”    Special rules apply to a Policy classified as a modified endowment contract. A Policy will be classified as a modified endowment contract if either of the following is true:

•	if premiums are paid more rapidly than allowed by a “7-pay test” under the tax law. At your request, we will let you know the amount of premium that may be paid for your Policy in any year that will avoid modified endowment contract treatment under the 7-pay test;

•	if the Policy is received in exchange for another policy that is a modified endowment contract.

Due to the coverage of more than one Insured under the joint and last survivor Policy, there are special considerations in applying the 7-pay test. For example, a reduction in the Death Benefit at any time, such as may occur upon a partial surrender, may cause the Policy to become a modified endowment contract, resulting in the application of the tax treatment described below. Generally, the manner of applying the 7-pay test is somewhat uncertain in the case of contracts covering more than one Insured.

Tax treatment of modified endowment contracts.    If a Policy is classified as a modified endowment contract, the following special rules apply:

•	a partial surrender will be taxable to you to the extent that your Account Value exceeds your investment in the Policy;

•	a loan from the Policy (together with any unpaid interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial surrender.

A penalty tax of 10% will be imposed on the amount of any full or partial surrender, loan and unpaid loan interest included in Policy Debt, assignment, or pledge on which you must pay tax. However, the penalty tax does not apply to a distribution made:

(1)	after you reach age 59 1/2;

(2)	because you have become disabled, within the meaning of the tax law; or

(3)	in substantially equal periodic payments (not less frequently than annually) made over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary, within the meaning of the tax law).

Special rules if you own more than one modified endowment contract.    All modified endowment contracts that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

Interpretative issues.    The tax law’s rules relating to modified endowment contracts are complex and open to considerable variation in interpretation. You should consult your tax advisor before making any decisions regarding changes in coverage under or distributions from your Policy.

INCOME TAX WITHHOLDING

We may be required to withhold and pay to the IRS a part of the taxable portion of each distribution made under a Policy. However, in many cases, you may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

TAX STATUS OF THE COMPANY

Under existing Federal income tax law, we do not expect to incur any Federal income tax liability on the income or gains in the Separate Account. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by the Separate Account, we may impose a charge for those taxes.

We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to the Separate Account.

CHANGES IN THE LAW AND OTHER CONSIDERATIONS

This discussion is based on our understanding of the Federal income tax law existing on the date of this prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a tax advisor.

Other Policy Information

OPTIONAL PAYMENT PLANS	The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum (see “Requesting Payments”):

•	Income for a Fixed Period;

•	Life Income;

•	Income of a Definite Amount;

•	Interest Income; and

•	Joint Life and Last Survivor Income.

These options are described in the SAI.

You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. See the “Tax Treatment of Policies” provision of this prospectus. Amounts allocated to an Optional Payment Plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

DIVIDENDS	The Policy is non-participating. We will not pay dividends on the Policy.

INCONTESTABILITY	The limitations on our right to contest the Policy are described in the SAI.

SUICIDE EXCLUSION	Our obligations in the event an Insured commits suicide are described in the SAI.

MISSTATEMENT OF AGE OR GENDER	We will adjust the Death Benefit Proceeds if you misstate an Insured’s Age or gender in your application.

WRITTEN NOTICE

You should send any written notice to us at our Variable Life Service Center at the address listed on page 1 of this prospectus. The notice should include the Policy number and the full name of the Insured for a single life Policy or each Insured for a joint and last survivor Policy. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUST

If you name a trust as the Owner or Beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

OTHER CHANGES	At any time, we may make such changes in the Policy as are necessary:

•	to assure compliance at all times with the definition of life insurance prescribed by the Code;

•	to make the Policy, our operations, or the operation of the Separate Account conform with any law or regulation issued by any government agency to which they are subject; or

•	to reflect a change in the operation of the Separate Account, if allowed by the Policy and applicable regulations.

Only the President or a Vice President of the Company has the right to change the Policy. No financial representative appointed as our agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS

We maintain records and accounts of all transactions involving the Policy, the Separate Account, the Guarantee Account and Policy Debt. Within 30 days after each Policy anniversary, we will send you a report showing information about your Policy. The report will show:

•	the Specified Amount;

•	the Account Value;

•	the value in each Investment Option;

•	the Surrender Value;

•	the Policy Debt; and

•	the premiums paid and charges made during the Policy year.

We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, when you pay premiums, if you take out a Policy loan, make transfers or take partial surrenders, you will receive a written confirmation of these transactions.

SUPPLEMENTAL BENEFITS	There are several supplemental benefits that may be added to a single life Policy, as well as a joint and last survivor Policy. These benefits may not be available in all markets.

All riders are available at the time the Policy is issued or any time thereafter except the Four Year Term Rider which is only available at issue. Riders may be canceled at any time by notifying us in writing at our Variable Life Service Center.

We will deduct monthly charges from your Account Value as part of the monthly deduction for the benefits described below except for the Policy Split Option Rider, for which there is no charge. See the “Charges and Deductions, Monthly Deduction” provision of this prospectus.

Additional rules and limits apply to these supplemental benefits. Please ask your financial representative for further information and individual illustrations or contact our Variable Life Service Center at the address or telephone number listed on page 1 of this prospectus.

RIDERS AVAILABLE ON SINGLE LIFE POLICIES ONLY:

Accidental Death Benefit Rider.    This rider provides an additional Death Benefit should the Insured’s death occur as a result of an accident (as defined by the rider). Amounts provided by this benefit are in addition to the Specified Amount of the base Policy. The Specified Amount of the rider can be from $5,000 to $200,000, but may not exceed the Specified Amount of the base Policy. The maximum annual charge is $2.24 per $1,000 of Specified Amount but ends at attained age 70.

Waiver of Monthly Deduction Rider.    In the event of total disability, this rider provides premium payments for the Policy. The rider is available for issue ages 15-60 (rating restrictions may apply). The amount of premium benefit equals the maximum monthly deduction required to keep the Policy in force. Coverage under this rider ends on the Policy anniversary nearest the Insured’s 65th birthday unless the Insured has been continuously disabled for the previous five years. The maximum cost of the rider is 38.24% of the total monthly cost of insurance charges, including rider cost of insurance.

RIDERS AVAILABLE ON JOINT AND LAST SURVIVOR LIFE POLICIES ONLY

Four Year Term Rider.    This rider provides term insurance coverage on the Insured that dies last. The four year term rider will use the same current and guaranteed cost of insurance rates that are used on the base Policy.

Policy Split Option Rider.    This rider allows the Owner to split a Policy into two individual Policies in the event of a divorce or a substantial change in estate tax law. The maximum Death Benefit available on either Insured is equal to one-half of the base Policy Specified Amount. There is no charge for this rider, but evidence of insurability is required when the split is requested.

USING THE POLICY AS COLLATERAL

You can assign the Policy as collateral security. You must notify us in writing on the appropriate form if you assign the Policy. Any payments we make before we receive notice of the assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the Beneficiary(ies).

REINSURANCE	We may reinsure a portion of the risks assumed under the Policies.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material impact on us or the Separate Account.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.

Financial Statements

We have included our consolidated financial statements and those of the Separate Account in the SAI. You should distinguish the consolidated financial statements of the Company from the consolidated financial statements of the Separate Account. Please consider the financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

Definitions

The following terms are used throughout the prospectus:

Account Value — The total amount of assets allocated to each Subaccount and assets in the General Account.

Age — The age on the Insured’s birthday nearest the Policy Date or a Policy anniversary.

Attained Age — The Insured’s Age on the Policy Date plus the number of full years since the Policy Date.

Base Specified Amount — A designated portion of the Specified Amount of insurance coverage that you elect on the application.

Beneficiary(ies) — The person(s) or entity(ies) you designate to receive the Death Benefit payable at the death of the Insured under a single life Policy and the last surviving Insured under a joint and last survivor Policy.

Code — The Internal Revenue Code of 1986, as amended.

Company — GE Capital Life Assurance Company of New York.

Continuation Amount — A cumulative amount set forth on the Policy data pages for each month of the Continuation Period representing the minimum Net Total Premium required to keep the Policy in force during the Continuation Period.

Continuation Period — The number of Policy years during which the Policy will not lapse if the Net Total Premium is at least equal to the Continuation Amount for the number of Policy Months that the Policy has been in force.

Death Benefit — The amount determined under the death benefit option in effect as of the date of death of the Insured under a single life Policy or the last surviving Insured under a joint and last survivor Policy.

Death Benefit Proceeds — The amount of proceeds determined under the applicable death benefit option.

Fund — Any open-end management investment company or unit investment trust in which the Separate Account invests.

General Account — Assets of the Company other than those allocated to the Separate Account or any of our other separate accounts.

Guarantee Account — Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. This account is not part of and does not depend on the investment performance of the Separate Account.

Insured — The person(s) upon whose life is insured under the Policy.

Investment Options — The Guarantee Account and the Subaccounts.

Modified Base Specified Amount — A designated portion of the Specified Amount of insurance coverage that you elect on the application.

Monthly Anniversary Date — The same date in each month as the Policy Date.

Net Premium — The portion of each premium you allocate to one or more Investment Options. It is equal to the premium paid times the Net Premium Factor.

Net Premium Factor — The factor we use in determining the Net Premium which reflects a deduction from each premium paid.

Net Total Premium — On any date, Net Total Premium equals the total of all premiums paid to that date minus (a) divided by (b), where:

(a)	is any outstanding Policy Debt, plus the sum of any partial surrenders to date; and

(b)	is the Net Premium Factor.

Optional Payment Plan — A plan under which any part of Death Benefit Proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or your Beneficiary(ies).

Owner — The Owner of the Policy. “You” or “your” refers to the Owner. You may also name Contingent Owners.

Planned Periodic Premium — A level premium amount scheduled for payment at fixed intervals over a specified period of time.

Policy — The Policy and application(s), including any riders, and endorsements.

Policy Date — The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy years and anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

Policy Debt — The amount of outstanding loans plus any accrued interest. Policy Debt is deducted from proceeds payable at the death of the Insured under a single life Policy and the last surviving insured under a joint and last survivor Policy or at the time of surrender.

Policy Month — A one-month period beginning on a Monthly Anniversary Date and ending on the day immediately preceding the next Monthly Anniversary Date.

Portfolio — A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives.

Separate Account — GE Capital Life Separate Account III, a segregated asset account of the Company to which you allocate Net Premiums.

Specified Amount — An amount we use in determining insurance coverage. The Specified Amount is equal to the Base Specified Amount plus the Modified Base Specified Amount, if any.

Subaccounts — A subdivision of the Separate Account, the assets of which are invested exclusively in a corresponding Portfolio of a Fund. A Subaccount may also be referred to as an Investment Subdivision in the Policy and/or marketing materials.

Surrender Value — The amount we pay you when you surrender the Policy. It is equal to your Account Value minus any Policy Debt and minus any applicable surrender charge.

Unit Value — A unit of measure we use to calculate the assets for each Subaccount.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading except for days that the Subaccount’s corresponding Portfolio does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Life Service Center — The office to which all written and telephone inquiries concerning the Policy or the Portfolios should be made: 6610 West Broad Street, Richmond, Virginia 23230, 1-800-313-5282.

The Statement of Additional Information (“SAI”) includes additional information about GE Capital Life Separate Account III. We filed the SAI with the SEC. The SAI is incorporated by reference in this prospectus and it is legally a part of the prospectus.

For general information or to obtain free copies of:

•	the Policy prospectus or the Portfolio prospectuses;

•	the SAI;

•	a personalized illustration of Death Benefits and Surrender Values; or

•	any required forms,

Call: 1-800-313-5282

Or write:	GE Capital Life Assurance Company of New York
Variable Life Service Center
6610 West Broad Street
Richmond, Virginia 23230

Or contact your financial representative.

Information about the Policy also is available at www.gefinancialservice.com.

Information about GE Capital Life Separate Account III, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about GE Capital Life Separate Account III are available on the SEC’s internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102.

Investment Company Act File No. 811-09861.

Statement of Additional Information For The

Flexible Premium Single Life and Joint and

Last Survivor Variable Life Insurance Policy

Single Life Policy

Form NY1260 7/01

Joint and Last Survivor Life Policy

Form NY1261 7/01

Issued by:

GE Capital Life Assurance Company of New York

GE Capital Life Separate Account III

200 Old Country Road, Suite 240

Mineola, New York 11501

Variable Life Service Center:

6610 West Broad Street

Richmond, Virginia 23230

Telephone Number: 1-800-313-5282

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2003, for the Flexible Premium Single Life and Joint and Last Survivor Variable Life Insurance Policies issued by GE Capital Life Assurance Company of New York through its GE Capital Life Separate Account III.

For a free copy of the prospectus:

Call:	1-800-313-5282

Or write:	GE Capital Life Assurance Company of New York
Variable Life Service Center
6610 West Broad Street
Richmond, Virginia 23230

Or visit:	www.gefinancialservice.com

Or contact your financial representative

The date of this Statement of Additional Information is May 1, 2003.

Ownership

The Separate Account

Additional Information About the Guarantee Account

Agreements With Distributors and Advisers for the Funds

Additional Information About the Cost of Insurance Charge

Reduction of Charges for Group Sales

Continuation Amount and Continuation Period

Grace Period

Reinstatement

Determining the Death Benefit

Unit Values

Net Investment Factor

Tax Status of the Policy

Optional Payment Plans

Incontestability

Suicide Exclusion

Other Policies

Sale of the Policies

Legal Matters

Experts

Actuarial Matters

Performance Information

Financial Statements

OWNERSHIP

We are a stock life insurance company that was incorporated in the State of New York on February 23, 1988 under the name First GNA Life Insurance Company of New York. In February 1990, we were transferred to a wholly owned subsidiary of Great Northern Insured Annuity Corporation from GNA Life Insurance Company. In October 1993, we were the surviving entity in a merger with United Pacific Reliance Life Insurance Company of New York and as a result became partially owned by United Pacific Life Insurance Company. United Pacific Life Insurance Company later changed its name to General Electric Capital Assurance Company (“GECA”). On February 1, 1996, we changed our name to GE Capital Life Assurance Company of New York. In January 1999, we became a wholly owned subsidiary of GECA when Great Northern Insurance Annuity Corporation merged with and into GECA. GECA is an indirect subsidiary of GE Financial Assurance Holding, Inc. (“GEFAHI”).

General Electric Capital Corporation, is a New York corporation that is a diversified financial service company whose subsidiaries consist of specialty insurance, equipment management, and commercial and consumer financing businesses. General Electric Capital Corporation is indirectly owned by General Electric Company, founded more than one hundred years ago by Thomas Edison, and is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment and large electric power generation equipment.

We are licensed in the State of New York and specialize in writing individual fixed rate deferred annuities, fixed payout immediate annuities, variable deferred annuities and variable life insurance policies. We principally offer annuity contracts, funding agreements and life insurance. We do business in the State of New York. Our principal office is located at 200 Old Country Road, Suite 240, Mineola, New York 11501. Our Variable Life Service Center is located at 6610 West Broad Street, Richmond,

Virginia 23230.

We are subject to regulation by the New York Department of Insurance. We file an annual statement with the New York Department of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31, of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy and a full examination of our operations is conducted by the New York Department of Insurance at least every five years.

THE SEPARATE ACCOUNT

We established the GE Capital Life Separate Account III as a separate investment account on March 20, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

ADDITIONAL INFORMATION ABOUT THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

We reserve the right to impose restrictions on transfers involving the Guarantee Account. Such restrictions may include permitting transfers from an interest rate guarantee period only during the 30 day period immediately following the end of the guarantee period, limiting the amount of assets available for transfer at any one time to 25% of the allocations to the Guarantee Account plus accrued interest and prohibiting transfers to the Guarantee Account for the six month period following a transfer from the Guarantee Account.

AGREEMENTS WITH DISTRIBUTORS AND ADVISERS FOR THE FUNDS

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. The amounts we receive under these agreements may be significant. The agreements reflect administrative services we provide.

ADDITIONAL INFORMATION ABOUT THE COST OF INSURANCE CHARGE

To determine your cost of insurance for a particular Policy Month, we multiply your net amount at risk by the applicable cost of insurance rate. We determine your net amount at risk by the following formula:

Death Benefit Proceeds
	-	Account Value
1.0032737

If Death Benefit Option A or Option B is in effect, and the Specified Amount has increased, we first consider the Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount, we will allocate that Account Value to the increases in Specified Amount in the order of such increases. If Death Benefit Option C is in effect, and the Specified Amount has increased, we first consider Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount plus premium payments, we will allocate that Account Value to the increases in Specified Amount.

REDUCTION OF CHARGES FOR GROUP SALES

We may reduce charges and/or deductions for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

(1)	The size of the group. Generally, the sales expenses for each individual Owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

(2)	The total amount of premium payments to be received from a group. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

(3)	The purpose for which the Policies are purchased. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

(4)	The nature of the group for which the Policies are purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

(5)	Other circumstances. There may be other circumstances of which we are not presently aware, which could result in reduced sales expenses.

If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by the Separate Account.

Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

CONTINUATION AMOUNT AND CONTINUATION PERIOD

On any Monthly Anniversary Date during the Continuation Period, if the Surrender Value of the Policy is not sufficient to cover the monthly deduction, the Policy will remain in effect if the Net Total Premium is at least equal to the Continuation Amount.

At the end of the Continuation Period, you may have to pay an additional premium to keep the Policy in effect.

An increase in Specified Amount will increase the Continuation Amount. A decrease in Specified Amount will reduce the Continuation Amount. Any termination and subsequent reinstatement of the Policy will reduce the Continuation Amount. We will send you a supplemental Policy data page reflecting any adjusted amounts. The Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

GRACE PERIOD	On any Monthly Anniversary Date during the Continuation Period, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate, if:

(1)	the Surrender Value is not sufficient to cover the monthly deduction; and

(2)	the Net Total Premium is less than the Continuation Amount.

The amount of the sufficient premium will equal the lesser of (1) and (2), where:

(1)	equals the monthly deduction due minus the Surrender Value, and that result divided by the Net Premium Factor; and

(2)	equals the Continuation Amount minus the Net Total Premium.

All amounts in (1) and (2) above are as of the Monthly Anniversary Date at the beginning of the grace period.

On any Monthly Anniversary Date after the Continuation Period, if the Surrender Value is not sufficient to cover the monthly deduction, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate. In this case, the amount of the sufficient premium will equal the monthly deduction due minus the Surrender Value, and that result is then divided by the Net Premium Factor. As used in this paragraph, the monthly deduction due and the Surrender Value are both as of the Monthly Anniversary Date at the beginning of the grace period.

In either case, we will mail you written notice of the sufficient premium. This notice will be sent to your last known address. You have a 61 day grace period from the date we mail the notice to pay the sufficient premium.

Coverage continues during the 61 day grace period. If the death of the Insured occurs during the grace period, Death Benefit Proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value.

REINSTATEMENT	You may reinstate this Policy within three years of the end of the grace period if:

(1)	you submit an application for reinstatement;

(2)	you provide required evidence of insurability satisfactory to us to determine the guaranteed maximum cost of insurance rate;

(3)	the Policy has not been surrendered for cash; and

(4)	you pay the premium as described below.

The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge and the Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

On the date of reinstatement, the Account Value will be allocated to the Investment Option specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Net Premiums are allocated.

If the Policy terminates and is reinstated before the end of the Continuation Period, you will have to pay a premium equal to (1) minus (2) minus (3) plus (4), where:

(1)	is the Continuation Amount as of the date of reinstatement;

(2)	is the sum of the monthly deductions that would have been made during the period between termination and reinstatement, divided by the Net Premium Factor;

(3)	is the Net Total Premium on the date of termination; and

(4)	is an amount sufficient to keep the Policy in effect for two Policy Months after the date of reinstatement.

On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

(1)	is the Account Value on the first day of the grace period;

(2)	is the premium paid to reinstate multiplied by the Net Premium Factor; and

(3)	is the monthly deduction for the month following the date of reinstatement.

If the Policy terminates before the end of the Continuation Period, and is reinstated after the end of the Continuation Period, you will have to pay a premium which, after multiplying it by the Net Premium Factor, equals (1) plus (2) minus (3), where:

(1)	is the surrender charge on the date of termination;

(2)	is an amount equal to the monthly deduction for two months after the date of reinstatement; and

(3)	is the Account Value on the date of termination.

On the date of reinstatement, the Account Value will equal (1) plus (2) plus (3), where:

(1)	is the surrender charge in effect on the date of reinstatement;

(2)	is an amount equal to the monthly deduction for the two months after the date of reinstatement, minus the monthly deduction for the month following the date of reinstatement; and

(3)	is any premium paid in excess of the required reinstatement premium, multiplied by the Net Premium Factor.

If the Policy terminates after the end of the Continuation Period and is reinstated, you will have to pay the amount of premium necessary to keep the Policy in effect for at least two months.

On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

(1)	is the surrender charge in effect on the date of reinstatement;

(2)	is the premium paid to reinstate multiplied by the Net Premium Factor; and

(3)	is the monthly deduction for the month following the date of reinstatement.

DETERMINING THE DEATH BENEFIT

In the application for original coverage, you must elect a method of compliance for the Policy to be treated as life insurance in accordance with the Code. The election you make will be shown on the Policy data pages. Once elected, the method cannot be changed at any time.

There are two possible methods of compliance:

(a)	the Cash Value Accumulation Test, as defined in Code Section 7702(b); or

(b)	the Guideline Premium Test, as defined in Code Section 7702(c).

Cash Value Accumulation Test:

If you elect the Cash Value Accumulation Test, you must also choose one of three Death Benefit options.

Under Option A for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount plus the Account Value; and

(2)	is (a) divided by (b), where:

(a)	is the Account Value minus the net single premium for all riders selected, if any; and

(b)	is the base Policy net single premium factor.

Under Option B for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount; and

(2)	is (a) divided by (b), where:

(a)	is the Account Value minus the net single premium for all riders selected, if any; and

(b)	is the base Policy net single premium factor.

Under Option C for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is (a) plus (b) minus (c) minus (d), where:

(a)	is the Specified Amount;

(b)	is the sum of all premiums paid before Attained Age 75;

(c)	is the charges for additional benefits, other than qualified additional benefits as specified in Code Section 7702(f)(5)(A); and

(d)	is the sum of all partial surrenders taken; and

(2)	is (a) divided by (b), where:

(a)	is the Account Value minus the net single premium for all riders selected, if any; and

(b)	is the base Policy net single premium factor.

Under Options A, B and C for Attained Ages 100 and older, the Death Benefit is the Account Value multiplied by 101%.

The Table of Net Single Premiums and Factors is shown on the Policy data pages. These values are based on the Insured’s gender, risk class, riders selected, and his or her Attained Age on the date of death.

Guideline Premium Test

If you elected the Guideline Premium Test, you must also choose one of three Death Benefit options.

Under Option A for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount plus the Account Value; and

(2)	is the Account Value multiplied by the corridor percentage (see table on the following page).

Under Option B for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is the Specified Amount; and

(2)	is the Account Value multiplied by the corridor percentage (see table on the following page).

Under Option C for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

(1)	is (a) plus (b) minus (c) minus (d), where:

(a)	is the Specified Amount;

(b)	is the sum of all premiums paid before Attained Age 75;

(c)	is the charges for additional benefits, other than qualified additional benefits as specified in Code Section 7702(f)(5)(A); and

(d)	is the sum of all partial surrenders taken; and

(2)	is the Account Value multiplied by the corridor percentage (see table on the following page).

Under Options A, B and C for Attained Ages 100 and older, the Death Benefit is the Account Value multiplied by 101%.

The corridor percentage depends on the Attained Age of the Insured on the date of death.

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage

40 or younger	250%	61	128%
41	243%	62	126%
42	236%	63	124%
43	229%	64	122%
44	222%	65	120%
45	215%	66	119%
46	209%	67	118%
47	203%	68	117%
48	197%	69	116%
49	191%	70	115%
50	185%	71	113%
51	178%	72	111%
52	171%	73	109%
53	164%	74	107%
54	157%
55	150%
56	146%	75-90	105%
57	142%	91	104%
58	138%	92	103%
59	134%	93	102%
60	130%	94 or older	101%

The Specified Amount and Account Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES

We will purchase shares of the Portfolios at net asset value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay Portfolio dividends or Portfolio distributions to Owners as additional units, but instead reflect them in unit values.

We arbitrarily set the unit value for each Subaccount at $10 when we establish the Subaccount. After that, a Subaccount’s unit value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine unit value, after a Subaccount’s operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the unit value for the immediately preceding Valuation Period.

NET INVESTMENT FACTOR	The net investment factor for a Valuation Period is (1) divided by (2), where:
(1)	is the result of:

(a)	the value of the assets at the end of the preceding Valuation Period; plus

(b)	the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

(c)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(d)	any amount charged against the Separate Account for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

(2)	is the value of the assets in the Subaccount at the end of the preceding Valuation Period.

TAX STATUS OF THE POLICY

For Policies designed to comply with the tax law’s Guideline Premium Test, favorable tax treatment will apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law. An increase or decrease in the Policy’s Specified Amount may change this premium limit. Also, a Minimum Death Benefit requirement must be satisfied. Due to the coverage of more than one Insured under the joint and survivor Policy, there is some uncertainty about how the tax law’s limit on premiums should be calculated. As a result, we may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law’s limit.

For Policies designed to comply with the tax law’s Cash Value Accumulation Test, the Policy’s terms define a minimum Death Benefit that is different than that imposed by the Guideline Premium Test. There is also uncertainty regarding the application of this test to the joint and last survivor Policy. As necessary to ensure compliance, we may need to amend this Policy, e.g., to generally provide higher Death Benefit factors.

If your Policy is not a modified endowment contract, you will generally pay tax on the amount of a partial or full surrender only to the extent it exceeds your “investment in the contract.” In a few states, a maturity value will be paid. Maturity proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the “investment in the contract.” You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates. Your “investment in the contract” generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

Special rule for certain cash distributions in the first 15 Policy years.    During the first 15 years after your Policy is issued, if we distribute cash to you and reduce the Death Benefit Proceeds (e.g., by decreasing the Policy’s Specified Amount), you may be required to pay tax on all or part of the cash payment, even if it is less than your “investment in the contract.” This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your “investment in the contract.”

Considerations where Insured lives past Age 100.    If the Insured survives (or last surviving Insured for joint and last survivor Policies) beyond Age 100, the IRS may seek to deny the tax-free treatment of the Death Benefit Proceeds and instead to tax you on the amount by which your Account Value exceeds your “investment in the contract.” Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond Age 100, we have no current plans to withhold or report taxes in this situation.

Loans.    If your Policy is not a modified endowment contract, a loan received under a Policy (i.e., Policy Debt) normally will be treated as your indebtedness. Therefore, so long as the Policy remains in force, you will generally not be taxed on any part of a Policy loan. However, it is possible that you could have additional income for tax purposes for periods when the interest crediting rate on collateral is the same as the loan interest rate. If your Policy terminates (by a full surrender or by a lapse) while the Insured (or last surviving Insured for joint and last survivor Policies) is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.

Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a “key person.” A tax advisor should be consulted before taking any Policy loan.

Loss of interest deduction where Policies are held by or for the benefit of corporations, trusts, etc.    If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the Beneficiary(ies) of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of an individual who is:

•	a 20% owner of the entity; or

•	an officer, director, or employee of the trade or business, at the time first covered by the Policy.

This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of an Owner who is a 20% owner of the entity and the Owner’s spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be a Beneficiary(ies) under a Policy, should consult a tax advisor.

Optional Payment Plans.    If Death Benefit Proceeds under the Policy are paid under one of the Optional Payment Plans, the Beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the Beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit Proceeds are held by us under Optional Payment Plan 4 (interest income), the Beneficiary(ies) will be taxed on the interest income as it is credited.

Changes and exchanges.    The right to change Owners and changes reducing future amounts of Death Benefit Proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). However, in the case of the Policy when issued as a joint and last survivor Policy, the other life insurance policy involved in the exchange generally must also cover the same two Insureds. The exercise of the option to split the joint and last survivor version of the Policy into two separate life insurance policies may result in the taxation of the Policy as if there were a full surrender.

OPTIONAL PAYMENT PLANS	The Policy currently offers the following five Optional Payment Plans, free of charge, as alternatives to the payment of a Death Benefit or Surrender Value in a lump sum (see “Requesting Payments”):

Plan 1 — Income For A Fixed Period.    We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual,

quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee’s death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early.

Plan 2 — Life Income.    We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee’s estate unless otherwise provided.

Plan 3 — Income of a Definite Amount.    We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee’s estate unless otherwise provided.

Plan 4 — Interest Income.    We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee’s estate unless otherwise provided.

Plan 5 — Joint Life and Last Survivor Income.    We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor’s estate unless otherwise provided.

You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. Amounts allocated to an Optional Payment Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured’s lifetime under the single life Policy or the lifetimes of both Insureds under the joint and last survivor Policy. The minimum period is generally two years from the Policy Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE EXCLUSION

If the Insured under a single life Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the Insured under a single life Policy commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

If either Insured under a joint and last survivor Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

If the first Insured to die commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable to the Beneficiary(ies) attributable to the increase will equal the monthly deductions for the increase.

If the surviving Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the proceeds payable with respect to that increase. The Death Benefit Proceeds payable attributable to the increase will equal the additional premium payment required for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

Please see your Policy for more details.

OTHER POLICIES

We offer other variable life insurance policies in the Separate Account which also invest in the same (or many of the same) Portfolios of the Funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your financial representative, or call (800) 313-5282.

SALE OF THE POLICIES

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“CBC”) for the distribution and sale of the Policies. Pursuant to this agreement, CBC serves as principal underwriter for the Policies, offering them on a continuous basis. CBC is located at 201 Merrit 7, Norwalk, Connecticut 06856. CBC was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. CBC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc (“NASD”).

CBC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. Registered representatives with CBC are also licensed as insurance agents in the states in which they do business and are appointed with us.

CBC also enters into selling agreements with an affiliated broker-dealer (Terra Securities Corporation) and independent broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

Although we do not pay any underwriting commissions to CBC, we do pay sales commissions to CBC for promotion and sales of the Policies by its registered representatives as well as by selling firms. In the first Policy year, the selling firm will receive a commission of up to approximately 90% of the first year target premium (based on Age, gender, Specified Amount, risk class and other factors). In renewal years, the selling firm receives up to approximately 4.0% of premiums paid. We may pay trail commissions up to an annual rate of 0.25% of Account Value, less any Policy

Debt for all Policy years. This commission may be returned to us if the Policy is not continued through the first Policy year. We may on occasion pay a higher commission for a short period of time as a special promotion. In the case of sales by the principal underwriter’s registered representatives, a portion of the sales commission is passed through the principal underwriter to its registered representative who sold the Policy. Because the principal underwriter is our affiliate, their registered representatives are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

CBC also receives 12b-1 fees from Alliance Variable Products Series Fund, Inc., Fidelity Variable Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Janus Aspen Series, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds and Van Kampen Life Investment Trust.

During 2002, 2001 and 2000, no sales commissions were paid to CBC for the sale of Policies. As of December 31, 2002 no Policies had been sold. CBC then passes the entire amount of the sales commission to the selling firm whose registered representative sold the Policy. The selling firm may retain a portion of the commission before it pays the registered representative who sold the Policy. In 2002, 2001 and 2000, no underwriting commissions were paid to CBC.

We intend to recover commissions and costs of Policy benefits through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value.

LEGAL MATTERS	Advice on certain legal matters relating to federal securities laws has been provided by Heather Harker, Vice President of the Company.

EXPERTS	To be filed by Amendment.

ACTUARIAL MATTERS	Actuarial matters have been examined by Paul Haley, an actuary of the Company, whose opinion we filed as an exhibit to the registration statement.

PERFORMANCE INFORMATION

We demonstrate adjusted performance and non-adjusted performance for the Portfolios available in the Separate Account. The performance tables assume that the Insured is a 45 year-old male in the Preferred Non-Nicotine Risk Class who purchased an initial Specified Amount of $250,000, increasing Death Benefit option (Option A), paying an annual premium of $13,000 at Policy issue and at each Policy anniversary. Both performance tables assume that no partial surrenders or loans were taken during the period shown.

The adjusted performance calculations assume the following current charges:

1)	a mortality and expense risk charge at an annual rate of 0.50% of assets in the Separate Account up to $100,000 and 0.10% of assets in the Separate Account of $100,000 and above;

2)	a monthly Policy charge of $5.00;

3)	a premium charge of $650.00 (5% of $13,000); and

4)	a surrender charge of $3,265.00.

5)	a monthly expense charge of $70.00 for 10 years

Cost of insurance charges and expense charges vary based on individual circumstances and are not reflected in the adjusted performance calculations. In addition, no rider charges or state premium taxes are reflected in the adjusted performance calculations. If shown, these charges would reduce the performance calculations accordingly.

The non-adjusted performance calculations assume no Policy charges and expenses or surrender charges. In addition, cost of insurance charges and expense charges vary based on individual circumstances and are not reflected in the non-adjusted performance calculations. No rider charges or state premium taxes are reflected in the non-adjusted performance calculations. If shown, these charges would reduce the performance calculations accordingly.

FINANCIAL STATEMENTS

You should distinguish the consolidated financial statements of the Company included in this SAI from the financial statements of the Separate Account. Please consider the financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

The Separate Account financial statements included in this SAI have several Subaccounts that are not available to this Policy.

FINANCIAL STATEMENTS TO BE ADDED BY AMENDMENT

PART C:    OTHER INFORMATION

Item 27.    Exhibits

(a)(1)

Resolution of the Board of Directors of GE Capital Life Assurance Company of New York authorizing the establishment of GE Capital Life Separate Account III. Previously filed as Exhibit (1)(a) on March 21, 2000 with initial filing to the Registration Statement on Form S-6. Registration No. 333-32908.

(a)(2)

Resolution of the Board of Directors of GE Capital Life Assurance Company of New York authorizing the establishment of 43 Subaccounts of the GE Capital Life Separate Account III investing in shares of 43 portfolios. Previously filed as Exhibit (1)(b) on March 21, 2000 with initial filing to the Registration Statement on Form S-6. Registration No. 333-32908.

(a)(3)

Resolution of the Board of Directors of GE Capital Life Assurance Company of New York authorizing the establishment of 41 Subaccounts of the GE Capital Life Separate Account III investing in shares of 41 portfolios. Previously filed as Exhibit (1)(c) on March 21, 2000 with initial filing to the Registration Statement on Form S-6. Registration No. 333-32908.

(b)	Not Applicable

(c)(1)

Underwriting Agreement between GE Capital Life Assurance Company of New York and Capital Brokerage Corporation. Previously filed as Exhibit (3)(a) on May 13, 1998 with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(c)(2)

Broker-Dealer Sales Agreement between GE Capital Life Assurance Company of New York and Capital Brokerage Corporation. Previously filed as Exhibit (3)(b) on May 13, 1998 with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(c)(3)

Commission Schedule between GE Capital Life Assurance Company of New York and Capital Brokerage Corporation. Previously filed as Exhibit (3)(c) on July 31, 2002 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(d)(1)

Policy Form Single Life, NY 1260 7/01. Previously filed as Exhibit 5(a) on May 15, 2002 with Initial Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-88312.

(d)(2)

Policy Form Joint and Last Survivor Policy, NY 1261 7/01. Previously filed as Exhibit 5(a) on May 15, 2002 with Initial Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-88312.

(d)(3)	Endorsements to the Policy:

(d)(3)(A)

Accidental Death Benefit Rider. Previously filed as Exhibit 5(b) on March 21, 2000 with Initial Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(d)(3)(B)

Waiver of Monthly Deduction Rider. Previously filed as Exhibit 5(b) on March 21, 2000 with Initial Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(d)(3)(C)	Four Year Term Rider. Previously filed as Exhibit 5(b) on March 21, 2000 with Initial Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(d)(3)(D)

Policy Split Option Rider. Previously filed as Exhibit 5(b) on March 21, 2000 with Initial Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(e)

Application for Variable Life Policy. Previously filed as Exhibit 10 on May 15, 2002 with Initial Filing of Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-88312.

(f)(1)

Articles of Incorporation of GE Capital Life Assurance Company of New York. Previously filed as Exhibit 6(a) on September 10, 1997 with Initial Filing of Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(f)(2)

By-Laws of GE Capital Life Assurance Company of New York. Previously filed as Exhibit 6(b) on September 10, 1997 with Initial Filing of Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(g)	Reinsurance Agreements to be filed by Amendment.

(h)(1)

Participation Agreement among Federated Insurance Series and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(a) on May 13, 1998 with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(h)(2)

Amendment to Participation Agreement among Federated Insurance Series and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(a)(i) on July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(h)(3)

Participation Agreement among GE Investments Funds, Inc. and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(b) on May 13, 1998 with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(h)(4)

Amendment to Participation Agreement among GE Investments Funds, Inc. and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(b)(i) on July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(h)(5)

Participation Agreement among Janus Aspen Series and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(c) on May 13, 1998 with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(h)(6)

Amendment to Participation Agreement among Janus Aspen Series and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(c)(i) on July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(h)(7)

Participation Agreement among Oppenheimer Variable Account Funds and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(d) on May 13, 1998 with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(h)(8)

Amendment to Participation Agreement among Oppenheimer Variable Account Funds and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(d)(i) on July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(h)(9)

Participation Agreement among Fidelity Variable Insurance Products Fund and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(e) on May 13, 1998 with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(h)(10)

Amendment to Participation Agreement among Fidelity Variable Insurance Products Fund and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(e)(i) on July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(h)(11)

Participation Agreement among Fidelity Variable Insurance Products Fund II and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(f) on May 13, 1998 with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(h)(12)

Amendment to Participation Agreement among Fidelity Variable Insurance Products Fund II and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(f)(i) on July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(h)(13)

Participation Agreement among Fidelity Variable Insurance Products Fund III and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(g) on May 13, 1998 with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for GE Capital Life Separate Account II. Registration No. 333-39955.

(h)(14)

Amendment to Participation Agreement among Fidelity Variable Insurance Products Fund III and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(g)(i) on July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(h)(15)

Participation Agreement among Dreyfus and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(h) on August 15, 2002 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-88312.

(h)(16)

Participation Agreement among MFS Variable Insurance Trust and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(i) on August 15, 2002 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-88312.

(h)(17)

Participation Agreement among Van Kampen Life Investment Trust and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(j) on August 15, 2002 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-88312.

(h)(18)

Participation Agreement among PIMCO Variable Insurance Trust and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(k) on August 15, 2002 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-88312.

(h)(19)

Participation Agreement among Rydex Variable Trust and GE Capital Life Assurance Company of New York. Previously filed as Exhibit 8(l) on August 15, 2002 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-88312.

(i)	Administrative Agreement to be filed by amendment.

(j)	Not Applicable.

(k)	Opinion and Consent of Counsel. Filed Herewith.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)	Not Applicable.

(q)

Memorandum describing GE Capital Life Assurance Company of New York, Transfer, Redemption and Exchange Procedures for Policies. Previously filed as Exhibit 7 on July 31, 2000 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for GE Capital Life Separate Account III. Registration No. 333-32908.

(r)	Power of Attorney dated January 6, 2003. Filed Herewith.

Item 28.    Directors and Officers of the Depositor

EXECUTIVE OFFICERS AND DIRECTORS OF GE LIFE AND ANNUITY ASSURANCE COMPANY

We are managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of our executive officers and directors. Executive officers serve at the pleasure of the Board of Directors and directors are elected annually by GE Life and Annuity Assurance Company’s shareholders. The principal business address of each person listed, unless otherwise indicated, is GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, Virginia 23230.

Name	Address	Positions and Offices with the Company for Last Five Years
Pamela S. Schutz	6610 W. Broad St. Richmond, VA 23230

Director, and CEO of GE Capital Life Assurance Company of New York since December 2002; Director and Chairperson of GE Capital Life Assurance Company of New York since August 1999-November 2001. Director and President and CEO of GE Life and Annuity Assurance Company June 2000; Director and President of GE Life and Annuity Assurance Company May 1998; President of the Harvest Life Insurance Company May 1997-November 1998.

Thomas M. Stinson	6610 W. Broad St. Richmond, VA 23230

Director and President of Long Term Care Division of GE Capital Life Assurance Company of New York since June 2001; Director of GE Life and Annuity Assurance Company since May 2000; Senior Vice President of GE Life and Annuity Assurance Company since November 1998.

Kelly L. Groh	6610 W. Broad St. Richmond, VA 23230

Director and Senior Vice President and Chief Financial Officer of GE Capital Life Assurance Company since December 2002; Senior Vice President of GE Capital Life Assurance Company of New York January 2002-December 2002; Senior Vice President and Chief Financial Officer of GE Life and Annuity Assurance Company since January 2002; Vice President and Controller of GE Life and Annuity Assurance Company July 2000-January 2002; Vice President Controller; Senior Financial Analyst GE Life and Annuity Assurance Company March 1996-July 2000.

Leon E. Roday	6620 W. Broad St. Richmond, VA 23230	Director and Senior Vice President of GE Capital Life Assurance Company of New York since June 1997.

Geoffrey S. Stiff	6610 W. Broad St. Richmond, VA 23230	Director and Senior Vice President of GE Capital Life Assurance Company of New York since June 1994.

Paul A. Haley	6610 W. Broad St. Richmond, VA 23230

Director and Senior Vice President of GE Capital Life Assurance Company of New York since December 2002; Vice President of GE Capital Life Assurance Company of New York since?; Director Senior Vice President and Chief Actuary of GE Life and Annuity Assurance Company since January 2002; Vice President of GE Life and Annuity Assurance Company October 1999-December 2001; Vice President and Chief Actuary, Colonial Life & Accident Insurance Company August 1997-July 1999.

Name	Address	Positions and Offices with the Company for Last Five Years
Thomas E. Duffy	6610 W. Broad St. Richmond, VA 23230

Senior Vice President, General Counsel and Secretary of GE Capital Life Assurance Company of New York since December 2002; Vice President of GE Capital Life Assurance Company of New York April 2002-December 2002. Senior Vice President, General Counsel and Secretary of GE Life and Annuity Assurance Company since August 2002; Vice President and Assistance Secretary of GE Life and Annuity Assurance Company since June 2000; Vice President and General Counsel of World Access, Inc. November 1992-June 2000.

Frank T Gencarelli	6610 W. Broad St. Richmond, VA 23230	Director Senior Vice President of GE Capital Life Assurance Company of New York since December 2002; Senior Vice President of GE Capital Life Assurance Company of New York June 1997.

David J. Sloane	200 Old Country Rd. Mineola, NY 11501	Director, Senior Vice President and Chief Administrative Officer of GE Capital Life Assurance Company of New York since November 1997.

Marshall S. Belkin	345 Kear St. Yorktown Heights, NY 10598	Director of GE Capital Life Assurance Company of New York since June 1997.

Isidore Sapir	449 Golden River Dr. Golden Lakes Village West Palm Beach, FL 33411	Director of GE Capital Life Assurance Company of New York since June 1997.

Gerald A. Kaufman	15 Glenwood Rd. Plainview, NY 11803	Director of GE Capital Life Assurance Company of New York since June 1997.

Bernard E. Eiber	55 Northern Blvd. Great Neck, NY 11021	Director of GE Capital Life Assurance Company of New York since June 1997.

Jerry S. Handler	151 West 40th St. New York, NY 10018	Director of GE Capital Life Assurance Company of New York since June 1997.

Richard I. Byer	317 Madison, Ave. New York, NY 10017	Director GE Capital Life Assurance Company of New York since June 1997.

Daniel C. Munson	3100 Albert Lankford Dr. Lynchburg, VA 24502	Senior Vice President GE Capital Life Assurance Company of New York since December 2002; Senior Vice President Heritage Life Insurance Company February 98-October 02

John E. Karaffa	6610 W. Broad St. Richmond, VA 23230

Vice President and Controller of GE Capital Life Assurance Company of New York since January 2003; Controller of GE Financial Insurance, August 01-December 02; Controller and Chief Financial Officer of Artificial Life Deutschland AG, June 00-July 01; Manager at PricewaterhouseCoopers, September 91-May 00

Item 29.    Persons Controlled by or Under Common Control with the Depositor or the Registrant

The following chart identifies the persons controlled by or under common control with the Depositor or the Registrant.

Item 30.    Indemnification

(a)    Article VIII, Section 1 of the By-Laws of GE Capital Life Assurance Company of New York provides that:

(a)  The Corporation may indemnify any person, made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the Corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other Corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the Corporation, or served such other Corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including fines, amounts paid in settlement and reasonable expenses, including attorney’s fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonable believed to be in, or, in the case of service for any other Corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)  The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other Corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)  A Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other Corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in or in the case of service for other Corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to the best interests of the Corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action or a pending action which is settled or otherwise disposed of or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement and expenses as the court deems proper.

(d)  For the purpose of this section, the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise under circumstances where the burden of proof set forth in Section 11(b) of the Act has not been sustained, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b)    Rule 484 Undertaking

Section 722 of the Code of New York, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation’s best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of New York in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Item 31.    Principal Underwriters

(a)  Other Activity

Capital Brokerage Corporation is the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through GE Capital Life Separate Accounts II and III.

(b)  Management

EXECUTIVE OFFICERS AND DIRECTORS OF CAPITAL BROKERAGE CORPORATION

Name	Positions and Offices with the Company for Last Five Years
Adam T. Rochlin(1)

President and Chief Executive Officer, Capital Brokerage Corporation since June 2002; Senior Vice President, Capital Brokerage Corporation March 2002-June 2002. Vice President, Product Management, GE Asset Management Services, September 1998-September 1999. Mr. Rochlin joined GE Asset Management Services in September of 1998.

Victor C. Moses(2)	Senior Vice President, Capital Brokerage Corporation since April 1992; Senior Vice President of General Electric Capital Assurance Company since September 1991.

Geoffrey S. Stiff(5)	Senior Vice President, Capital Brokerage Corporation since May 1993; Mr. Stiff holds a similar position in various companies within GE Financial Assurance Holdings, Inc. (“GEFA”) since 1993.

Name	Positions and Offices with the Company for Last Five Years

Ward E. Bobitz(3)

Vice President and Assistant Secretary, Capital Brokerage Corporation, April 1999; Mr. Bobitz is currently a Vice President and Assistant Secretary of GE Life and Annuity Assurance Company. Mr. Bobitz holds similar positions in other companies with the GE Financial Assurance Holdings, Inc. since 1997.

Robert T. Methven(6)

Senior Vice President, Capital Brokerage Corporation since June, 2002; President, Brokerage Services GE Financial Assurance Holdings, Inc. since January, 2002; Senior Vice President Advisory Services January, 2001 through December, 2001. Mr. Methven joined GE Financial Assurance Holdings, Inc. in September of 1997.

William E. Daner(5)

Vice President, Counsel and Secretary, Capital Brokerage Corporation since September 1999; Vice President and Associate General Counsel and Assistant Secretary for GE Life and Annuity Assurance Company since December, 2000; Second Vice President and Counsel for The Life Insurance Company of Virginia October 1998-December 1998.

Richard G. Fucci(4)	Vice President, Capital Brokerage Corporation since July 1999; Controller since July 1999 to January 2001. Mr. Fucci joined GE Financial Assurance group companies in 1998.

Gary T. Prizzia(3)

Treasurer, Capital Brokerage Corporation, Signature Agency, Inc., since January 2000. Mr. Prizzia holds a similar position in various companies within the GE Financial Assurance Holdings, Inc. Treasurer/Risk Manager, Budapest Bank, October 1996-January 2000.

Edward J. Wiles, Jr.(1)

Senior Vice President, Capital Brokerage Corporation since March 2002; Chief Compliance Officer, Capital Brokerage Corporation since December 2001. Mr. Wiles holds similar positions in other companies within the GE Financial Assurance Holdings, Inc. since 1989.

Kelly L. Groh(5)

Chief Financial Officer, Capital Brokerage Corporation since February 2002; Controller, Capital Brokerage Corporation January 2001 to March 2002. Ms. Groh holds a similar position in various companies within the GE Financial Assurance Holdings, Inc. since March 1996.

Richard P. McKenney(3)	Senior Vice President, Capital Brokerage Corporation since October 2002; Chief Financial Officer, GE Financial Assurance since October 1996.

Susan M. Mann(5)

Controller, Capital Brokerage Corporation since March 2002. Vice President and Controller, GE Life and Annuity Assurance Company since April 2001; Director, Warren-Whitney and Sherwood January 2001-April 2001; Vice President and Controller, AMF Bowling, Inc. July 1998-December 2000; Chief Financial Officer, World Access, Inc. April 1991-July 1998.

(1)  The principal business address is 201 Merrit 7, Norwalk, CT 06856.

(2)  The principal business address is 601 Union Street, Suite 1300, Seattle, WA 98101.

(3)  The principal business address is 6620 West Broad Street, Richmond, VA 23230.

(4)  The principal business address is 6604 West Broad Street, Richmond, VA 23230.

(5)  The principal business address is 6610 West Broad Street, Richmond, VA 23230.

(6)  The principal business address is 200 North Martingale Road, 7th Floor, Schaumburg, IL 60173.

(c)  Compensation from the Registrant

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
Capital Brokerage Corporation	N/A	N/A	90%	N/A

Item 32.    Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by GE Capital Life Assurance Company of New York at its Home Office, located at 200 Old Country Road, Suite 240, Mineola, New York and its Variable Life Service Center located at 6610 West Broad Street, Richmond, Virginia 23230.

Item 33.    Management Services

Not Applicable

Item 34.    Fee Representation

GE Capital Life Assurance Company of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GE Capital Life Assurance Company of New York.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and State of Virginia, on the 25th day of February, 2003.

GE Capital Life Separate Account III
Registrant

By:	/s/ HEATHER C. HARKER
Heather C. Harker
Vice President

By:	GE Capital Life Assurance Company of New York
(Depositor)

By:	/s/ HEATHER C. HARKER
Heather C. Harker
Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Pamela S. Schutz	Director, President and Chief Executive Officer	February 25, 2003

* Paul A. Haley	Director, Senior Vice President and Chief Actuary	February 25, 2003

* Leon E. Roday	Director and Senior Vice President	February 25, 2003

* Elliot A. Rosenthal	Director and Senior Vice President	February 25, 2003

* Geoffrey S. Stiff	Director and Senior Vice President	February 25, 2003

* Thomas M. Stinson	Director, Senior Vice President	February 25, 2003

* Kelly L. Groh	Senior Vice President and Chief Financial Officer	February 25, 2003

* John E. Karaffa	Vice President and Controller	February 25, 2003

Signature	Title	Date

/s/ HEATHER C. HARKER Heather C. Harker	Vice President	February 25, 2003

*By: /s/ HEATHER C. HARKER Heather C. Harker	, pursuant to Power of Attorney executed on January 6, 2003.	February 25, 2003